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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                                                    811-3790

Pear Tree Funds
(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773
(Address of principal executive offices)

Willard L. Umphrey
Pear Tree Advisors, Inc.
55 Old Bedford Road, Lincoln, MA 01773
(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:                                          March 31

Date of reporting period:                                         April 1, 2014 through September 30, 2014

ITEM 1. REPORTS TO SHAREOWNERS.

PEAR TREE FUNDS

Pear Tree Columbia Small Cap Fund
Pear Tree Quality Fund
Pear Tree PanAgora Dynamic Emerging Markets Fund
Pear Tree PanAgora Risk Parity Emerging Markets Fund
Pear Tree Polaris Foreign Value Fund
Pear Tree Polaris Foreign Value Small Cap Fund

SEMI-ANNUAL REPORT

September 30, 2014

TABLE OF CONTENTS
President’s Letter	1
Fund Expenses	2
Portfolio Manager Commentaries	4
Pear Tree Columbia Small Cap Fund	4
Pear Tree Quality Fund	6
Pear Tree PanAgora Dynamic Emerging Markets Fund	8
Pear Tree PanAgora Risk Parity Emerging Markets Fund	10
Pear Tree Polaris Foreign Value Fund	12
Pear Tree Polaris Foreign Value Small Cap Fund	14
Schedules of Investments	16
Pear Tree Columbia Small Cap Fund	16
Pear Tree Quality Fund	21
Pear Tree PanAgora Dynamic Emerging Markets Fund	25
Pear Tree PanAgora Risk Parity Emerging Markets Fund	33
Pear Tree Polaris Foreign Value Fund	51
Pear Tree Polaris Foreign Value Small Cap Fund	54
Statements of Assets and Liabilities	58
Statements of Operations	62
Statements of Changes in Net Assets	64
Financial Highlights	70
Notes to Financial Statements	82
Information for Shareholders	98
Management Contract and Advisory Contract Approval	99
Service Providers	inside back cover

This report must be preceded or accompanied by a current Pear Tree Funds prospectus for individuals who are not current shareholders of the Funds. If you are not a shareholder of a Pear Tree Fund, you should read the prospectus carefully before investing because it contains more complete information on the Pear Tree Funds’ investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.peartreefunds.com or call (800) 326-2151.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE
Neither Pear Tree Funds nor U.S. Boston Capital Corporation is a bank.

PEAR TREE FUNDS

Dear Fellow Shareholder,

We are pleased to provide you with the Pear Tree Funds’ Semi-Annual Report for the six-month period ended September 30, 2014 and to update you on recent market conditions and the performance of the Pear Tree Funds.

For current performance information, please visit our website at www.peartreefunds.com. We thank you for your continued confidence in the Pear Tree Funds. Please feel free to e-mail us at feedback@peartreefunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

/s/ Willard Umphrey

Willard Umphrey

President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Pear Tree Funds are the views of the Funds’ Investment Manager and Sub-Advisers as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management and the subadvisors to the Funds disclaim any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Pear Tree Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Pear Tree Fund’s current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

PEAR TREE FUNDS

FUND EXPENSES

We believe it’s important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns. The following is important information about each Fund’s Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 being invested at the beginning of the period and held for the entire period from April 1, 2014 to September 30, 2014.

Actual Expenses

The first line for each Share Class for each Fund provides information about actual account returns and actual expenses. You may use the information in this line, together with the amount you invested for that Fund and Share Class, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line for each Share Class for each Fund shows you hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information only to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

PEAR TREE FUNDS

Expense Example for the 6 months ended September 30, 2014

Pear Tree Fund	Share Class	Total Return Description	Beginning Account Value 4/1/2014	Ending Account Value 9/30/2014	Annualized Expense Ratio	Expenses Paid* 4/1/2014 – 9/30/2014
Small Cap	Ordinary	Actual	$1,000.00	$906.20	1.55%	$7.40
		Hypothetical	$1,000.00	$1,017.30	1.55%	$7.83
	Institutional	Actual	$1,000.00	$907.20	1.30%	$6.20
		Hypothetical	$1,000.00	$1,018.56	1.30%	$6.57
Quality	Ordinary	Actual	$1,000.00	$1,039.80	1.28%	$6.56
		Hypothetical	$1,000.00	$1,018.63	1.28%	$6.49
	Institutional	Actual	$1,000.00	$1,041.20	1.03%	$5.28
		Hypothetical	$1,000.00	$1,019.89	1.03%	$5.23
Emerging Markets	Ordinary	Actual	$1,000.00	$1,036.10	1.37%	$7.02
		Hypothetical	$1,000.00	$1,018.18	1.37%	$6.96
	Institutional	Actual	$1,000.00	$1,037.40	1.12%	$5.74
		Hypothetical	$1,000.00	$1,019.44	1.12%	$5.69
Risk Parity	Ordinary	Actual	$1,000.00	$1,031.10	1.58%	$8.05
Emerging Markets		Hypothetical	$1,000.00	$1,017.14	1.58%	$8.00
	Institutional	Actual	$1,000.00	$1,031.90	1.31%	$6.68
		Hypothetical	$1,000.00	$1,018.49	1.31%	$6.64
Foreign Value	Ordinary	Actual	$1,000.00	$940.10	1.52%	$7.39
		Hypothetical	$1,000.00	$1,017.46	1.52%	$7.68
	Institutional	Actual	$1,000.00	$941.20	1.27%	$6.17
		Hypothetical	$1,000.00	$1,018.71	1.27%	$6.41
Foreign Value	Ordinary	Actual	$1,000.00	$977.20	1.55%	$7.69
Small Cap		Hypothetical	$1,000.00	$1,017.29	1.55%	$7.84
	Institutional	Actual	$1,000.00	$978.00	1.31%	$6.48
		Hypothetical	$1,000.00	$1,018.52	1.31%	$6.61

*
“Expenses Paid” for each Fund share class relating to actual or hypothetical returns, is the amount equal to the product of (a) that Fund’s and Share Class’ average account value for the six-month period ended September 30, 2014, multiplied by (b) the corresponding “Annualized Expense Ratio” multiplied by (c) the fraction 183/365 (which reflects the six-month period covered by this report).

PEAR TREE COLUMBIA SMALL CAP FUND

INVESTMENT PROFILE

All Data as of September 30, 2014

Fund Information
Net Assets Under Management	$102.2 Million
Number of Companies	76
Price to Book Ratio	3.4
Price to Earnings Ratio	27.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.64%	1.39%
Total Expense Ratio (Net)*	1.64%	1.39%
Ticker Symbol	USBNX	QBNAX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the six months ended September 30, 2014.

Investment Commentary

For the semi-annual period ended September 30, 2014 the Pear Tree Columbia Small Cap Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the Russell 2000 Index. The Fund achieved a return of (9.38%) at net asset value compared to (5.47%) for the Index.

Market Conditions and Investment Strategies

Investors have witnessed a significant shift from small cap to large cap stocks over the past six months with the Russell 2000 Index down 5.5% while the S&P 500 Index is up 6.4%. The reason for this divergence is not clear and somewhat surprising to us as small cap stocks, which typically represent domestically focused companies, should benefit more than large caps at a time when the U.S. economy is strong relative to other economies around the world.

Looking at our return versus the benchmark for the period, our underperformance was primarily due to stock selection. Our largest detractor to performance was Bio Telemetry Inc., which makes remote cardio monitoring devices. Despite the stock falling 33% over this period, we believe the company is well positioned, fundamentally sound and executing according to plan. Our second largest detractor was Civeo Corp., a recent purchase which surprised investors with negative news in September. The company, which provides lodging for oil sands and mining customers in remote locations, announced that it would not be changing its corporate structure to a Real Estate Investment Trust as anticipated. As a result, the stock was punished, losing over half of its market value in one day. With our trust in management shattered, we exited the position.

On the positive side, Ambarella Inc. and International Rectifier Corp. gained over 63% and 43% respectively for the period and were the two largest contributors to our performance. Ambarella makes the video chip for the new GoPro video camera. Semiconductor company International Rectifier, which we bought earlier this year, was acquired in August by Infineon AG at a 41% premium.

Portfolio Changes

The Industrials, Financials and Energy sector weightings increased during the last six months, while the Information Technology, Consumer Discretionary, Health Care, Materials and Consumer Staples sectors declined. Changes in all other sectors were not material.

A Look Ahead

Recent volatility in small cap stocks has investors searching for a new catalyst to reverse the recent downtrend. Seasonally, May through October tends to be the weakest time for stocks and we are approaching the end of this period. We expect that declines in many small caps will once again attract investor interest. Our focus continues to be on investing in companies with unique positions and strong management teams that will perform well over a market cycle. We continue to be positive about the long term prospects for our portfolio of companies.

The Fund is co-managed by Robert von Pentz, CFA, and Rhys Williams, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE COLUMBIA SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	28.6
EPR Properties	4.8
Alliance Data Systems Corporation	3.5
Ambarella, Inc.	2.9
Ferro Corporation	2.8
Asbury Automotive Group, Inc.	2.6
IMAX Corporation	2.5
Proto Labs, Inc.	2.4
Kforce, Inc.	2.4
Canadian Solar, Inc.	2.4
Actua Corporation	2.2

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Financials	21.5%
Industrials	18.9%
Information Technology	16.2%
Consumer Discretionary	13.0%
Health Care	12.0%
Energy	8.2%
Materials	5.2%
Consumer Staples	2.7%
Utilities	0.5%
Telecommunication Services	0.0%
CASH + other assets (net)	1.8%

Value of a $10,000 Investment

Pear Tree Columbia Small Cap (PTSC) Ordinary Shares vs.

Russell 2000 Index

Average Annual Total Returns

	3Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(7.71)%	(9.38)%	(2.34)%	12.33%	5.54%	9.89%	08/03/92
Institutional Shares1	(7.66)%	(9.28)%	(2.10)%	12.63%	5.88%	9.29%	01/06/93
Russell 20002	(7.36)%	(5.47)%	3.93%	14.29%	8.19%	9.60%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The beginning date of the Index is 08/3/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies. The Fund may invest in issuers in the real estate industry. Changes in real estate values or economic downturns can have a significant negative effect on these issuers. The Fund may invest in foreign issuers that trade on U.S. stock exchanges. These issuers may be subject to special risks including different corporate governance rules and bankruptcy laws.

PEAR TREE QUALITY FUND

INVESTMENT PROFILE

All Data as of September 30, 2014

Fund Information
Net Assets Under Management	$128.1 Million
Number of Companies	85
Price to Book Ratio	4.2
Price to Earnings Ratio	16.1
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.55%	1.31%
Total Expense Ratio (Net)*	1.30%	1.06%
Ticker Symbol	USBOX	QGIAX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the six months ended September 30, 2014.

Investment Commentary

For the semi-annual period ended September 30, 2014, the Pear Tree Quality Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the S&P 500 (the “Index”). The Fund achieved a return of 3.98% at net asset value compared to 6.43% for the Index.

Market Conditions and Investment Strategies

The Fund’s investment manager currently chooses securities for the Fund by periodically selecting a mutual fund (the “Target Portfolio”) and monitoring the Target Portfolio’s holdings. The Fund’s investment adviser, at the direction of the investment manager, rebalances the Fund’s portfolio to correspond to the Target Portfolio’s most recent holdings as publicly reported. From April 1, 2014 to September 30, 2014, the Fund’s Ordinary Shares, when compared to the Target Portfolio, had a tracking error of 0.23. Zero means perfect tracking and one means no tracking.

Over the previous six months, the Financials sector was the largest positive contributor to the Fund’s performance, due to an underweight position. The Fund’s large overweight position in the Healthcare sector and Information Technology sector also contributed to performance.

The greatest detractor to performance came from stock selection in the Information Technology sector. Stock selection in Consumer Staples, Energy, Health Care, Industrials and Materials also detracted from performance.

Portfolio Changes

The Fund’s investment manager expects the Fund to have a relatively low turnover rate given the historical stability and relatively low turnover rate of the current Target Portfolio.

For the semi-annual period ending September 30, 2014, the Fund rebalanced the holdings twice to replicate the publicly disclosed holdings of the current target portfolio. The two rebalances resulted in the sale of twenty seven positions. Also as a result of the rebalances, the Fund opened new positions in fifteen companies; five Technology companies, three Industrial companies, three Consumer Discretionary companies, two Health Care companies, one Consumer Staples company and one Telecommunications Services company.

A Look Ahead

For the foreseeable future, the Fund’s investment manager expects the Target Portfolio to remain the same. For more information on the selection of the Target Portfolio(s), please see the Fund’s Prospectus.

The Fund’s target portfolio is GMO Quality Fund III (GQETX) and the Fund is managed by Robert von Pentz, CFA of Columbia Partners, L.L.C. Investment Management.

PEAR TREE QUALITY FUND

Top 10 Holdings

Percentage of total net assets	40.6%
Microsoft Corporation	5.5%
Philip Morris International, Inc.	4.9%
Johnson & Johnson	4.6%
Oracle Corporation	4.3%
Apple, Inc.	4.2%
International Business Machines	3.9%
Procter & Gamble Company (The)	3.7%
Chevron Corporation	3.6%
Coca-Cola Company (The)	3.0%
Cisco Systems, Inc.	2.9%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Information Technology	34.4%
Health Care	23.5%
Consumer Staples	23.0%
Industrials	5.6%
Energy	5.3%
Consumer Discretionary	5.2%
Telecommunication Services	1.1%
Materials	0.9%
Utilities	0.3%
Financials	0.0%
CASH + other assets (net)	0.7%

Value of a $10,000 Investment

Pear Tree Quality (PTQ) Ordinary Shares vs.

S&P 500 Index

Average Annual Total Returns

	3Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	0.97%	3.98%	16.18%	13.65%	5.59%	9.13%	05/06/85
Institutional Shares1	1.08%	4.12%	16.50%	14.15%	5.86%	7.82%	03/25/91
S & P 5002	1.13%	6.43%	19.73%	15.70%	8.11%	10.89%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The S&P 500 Index is an unmanaged index of stocks chosen to their size industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 05/29/85. S&P 500 Index is a registered mark of Standard & Poor’s.

Investing in foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. S&P 500 Index is the registered mark of Standard & Poor’s.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of September 30, 2014

Fund Information
Net Assets Under Management	$152.7 Million
Number of Companies	201
Price to Book Ratio	1.5
Price to Earnings Ratio	10.6
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.69%	1.44%
Total Expense Ratio (Net)*	1.69%	1.44%
Ticker Symbol	QFFOX	QEMAX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the six months ended September 30, 2014.

Investment Commentary

For the semi-annual period ended September 30, 2014, the Pear Tree PanAgora Dynamic Emerging Markets Fund’s Ordinary Shares (the ”Fund”) outperformed its benchmark, The MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of 3.61% at net asset value compared to 3.13% for the Index.

Market Conditions and Investment Strategies

On a country basis, the largest contributors were India 0.36% and Brazil 0.31%. Among holdings in India, the largest contributor was an overweight to Indiabulls Housing Finance Ltd., while among holdings in Brazil the largest contributor was an overweight to Itausa Investimentos Itau SA. The largest detractors were Taiwan (0.36%) and Thailand (0.13%). Among holdings in Taiwan the largest detractor was an overweight to Inventec Corporation, while among holdings in Thailand the largest detractor was an overweight to PTT Global Chemical Group.

On a sector basis, the largest contributors were Materials 0.92% and Financials 0.72%. Among holdings in Materials the largest contributor was an overweight to UPL Ltd., while among holdings in Financials the largest contributor was an overweight to Indiabulls Housing Finance Ltd. The largest detractors were Information Technology (0.71%) and Health Care (0.41%). Among holdings in Information Technology the largest detractor was an overweight to Kingsoft Corporation, while among holdings in Health Care the largest detractor was an underweight to Sun Pharmaceuticals Industries.

During the semi-annual period ending September 30, 2014, the proprietary Dynamic Alpha model of the Funds’ subadviser performed well — best-ranked alpha stocks outperformed the worst ranked alpha stocks. Our proprietary Valuation composite did not perform well — stocks with attractive valuations underperformed their more expensive peers. Our proprietary Quality composite performed well — stocks with strong business and management quality metrics outperformed lower quality peers. Our proprietary Momentum composite similarly performed well — stocks with positive market sentiment outperformed stocks with poor earnings momentum.

Portfolio Changes

There were no significant portfolio changes during the semi-annual period ending September 30, 2014.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by Dmitri Kantsyrev Ph.D., CFA and Jane Zhou, Ph.D of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

Top 10 Holdings

Percentage of total net assets	38.2%
Pear Tree PanAgora Risk Parity Emerging Markets	26.0%
Samsung Electronics Company, Ltd.	2.7%
China Mobile Limited	1.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	1.6%
Tencent Holdings Limited	1.3%
China Construction Bank Corporation	1.3%
Bank of China Ltd., H	1.0%
Sasol Ltd.	0.9%
CNOOC Limited	0.9%
PT Telekomunikasi Indonesia Persero Tbk	0.9%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Financials	18.3%
Information Technology	14.4%
Energy	8.0%
Consumer Discretionary	7.0%
Materials	7.0%
Telecommunication Services	6.1%
Consumer Staples	4.3%
Industrials	4.2%
Utilities	2.9%
Health Care	1.0%
Mutual Funds	26.0%
Exchange Traded Funds	0.3%
CASH + other assets (net)	0.5%

Top 10 Country Allocations

Percentage of total net assets	62.9%
Taiwan	11.3%
China	9.3%
South Korea	9.1%
South Africa	6.9%
Hong Kong	6.3%
Brazil	6.2%
India	6.0%
Russia	3.0%
Indonesia	2.5%
Malaysia	2.3%

Value of a $10,000 Investment

Pear Tree PanAgora Dynamic Emerging Markets (PTEM)

Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns

	3Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(3.57)%	3.61%	4.01%	5.24%	9.05%	5.92%	09/30/94
Institutional Shares1	(3.52)%	3.74%	4.29%	5.52%	9.36%	7.59%	04/02/96
MSCI EM2	(3.36)%	3.13%	4.66%	4.76%	11.03%	5.43%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 09/30/94.

3 “Top 10 Holdings”, “sector Allocation”, and “Top10 Country Allocation” reflect the direct and indirect (through the Fund’s investment in Pear Tree PanAgora Risk Parity Emerging Markets Fund) securities holdings.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of September 30, 2014

Fund Information
Net Assets Under Management	$41.6 Million
Number of Companies	593
Price to Book Ratio	1.8
Price to Earnings Ratio	16.2
	Ordinary	Institutional
Total Expense Ratio (Net)	2.00%	1.59%
Ticker Symbol	RPEMX	EMPRX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the six months ended September 30, 2014.

Investment Commentary

For the semi-annual period ended September 30, 2014, the Pear Tree PanAgora Risk Parity Emerging Markets Fund’s Ordinary Shares (the ”Fund”) underperformed its benchmark, The MSCI Emerging Markets Index (the “Index”). The Fund achieved a return of 3.11% at net asset value compared to 3.13% for the Index.

Market Conditions and Investment Strategies

On a country basis, the largest detractors versus the benchmark were Taiwan (0.62%) and China (0.43%). among holdings in Taiwan, the largest detractor was an underweight to Hon Hai Precision Industries, while among holdings in China, the largest detractor was an underweight to China Mobile Ltd.. The largest contributors versus the benchmark were South Korea 0.75% and Thailand 0.66%. Among holdings in South Korea, the largest contributor was an underweight to Samsung Electronics, while among holdings in Thailand, the largest contributor was an overweight to True Corporation PLC.

On a sector basis, the largest detractors versus the benchmark were Energy (0.47%) and Telecom Services (0.23%). Among holdings in Energy, the largest detractor was an overweight to Petronas Dagangan Berhad, while among holdings in Telecom Services, the largest detractor was an underweight to China Mobile Ltd. The largest contributors versus the benchmark were Financials 0.71% and Consumer Discretionary 0.54%. Among holdings in Financials, the largest contributor was an overweight to Talaat Moustafa Group, while among holdings in Consumer Discretionary, the largest contributor was an underweight to Hyundai Motor Co.

Portfolio Changes

There were no significant portfolio changes during the semi-annual period ending September 30, 2014.

A Look Ahead

As a quantitative investment firm, we tend not to provide strategy-specific forward looking commentary. We believe that our systematic investment approach ensures that we deliver a portfolio of our highest conviction of ideas to all of our clients.

The Fund’s portfolio is managed by Edward Qian, Ph.D., CFA, Mark Barnes and Nicholas Alonso of PanAgora Asset Management, Inc.

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

Top 10 Holdings

Percentage of total net assets	10.0%
iPath MSCI India Index ETN	4.4%
Industries Qatar JSC	0.8%
Qatar Electricity & Water Company Q.S.C.	0.8%
Universal Robina Corporation	0.6%
Jollibee Foods Corporation	0.6%
America Movil S.A.B. Series L (c)	0.6%
IHH Healthcare Berhad	0.6%
DP World Ltd.	0.6%
Empresa Nacional de Telecomunicaciones S.A.	0.5%
Glow Energy PCL	0.5%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Financials	18.8%
Telecommunication Services	11.2%
Consumer Staples	11.1%
Industrials	10.9%
Materials	10.2%
Consumer Discretionary	9.7%
Utilities	8.9%
Energy	7.5%
Health Care	4.8%
Information Technology	2.0%
Exchange Traded Funds	0.0%
Exchange Traded Notes	4.4%
Cash and Other Assets (Net)	0.5%

Top 10 Country Allocations

Percentage of total net assets	60.6%
Malaysia	8.8%
Indonesia	6.9%
Taiwan	6.7%
Mexico	6.1%
Philippines	5.7%
South Korea	5.7%
Thailand	5.7%
Chile	5.4%
South Africa	5.3%
China	4.3%

Value of a $10,000 Investment

Pear Tree PanAgora Risk Parity Emerging Markets

(PTRP) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns

	3Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(1.85)%	3.11%	3.49%			5.43%	6/27/2013
Institutional Shares1	(1.84)%	3.19%	4.08%			5.91%	6/27/2013
MSCI EM2	(3.36)%	3.13%	4.66%			10.49%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 06/27/2013.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of September 30, 2014

Fund Information
Net Assets Under Management	$1,581.3 Million
Number of Companies	52
Price to Book Ratio	1.8
Price to Earnings Ratio	15.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.54%	1.28%
Total Expense Ratio (Net)*	1.54%	1.28%
Ticker Symbol	QFVOX	QFVIX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the six months ended September 30, 2014.

Investment Commentary

For the semi-annual period ended September 30, 2014, the Pear Tree Polaris Foreign Value Fund’s Ordinary Shares (the “Fund”) underperformed its benchmark, the MSCI EAFE Index (the “Index”). The Fund achieved a return of (5.99%) at net asset value compared to (1.74%) for the Index.

Market Conditions and Investment Strategies

Most of the Fund’s losses were in the September quarter, largely impacted by currency devaluation. In local currency terms, the MSCI EAFE Index advanced; however, the U.S. dollar appreciated against other currencies, resulting in lower returns for non-U.S. equities in dollar terms. As a result, both the Index and the Fund declined in the September quarter, effectively negating the positive performances achieved in the June quarter. For the semi-annual period, three of 10 sectors contributed to performance led by Utilities, Healthcare and Consumer Staples.

Hong Kong water utility Guangdong Investment was among the top contributors. The company instituted quarterly reporting, signaling greater transparency for investors, and announced wastewater expansion initiatives. Novartis led the healthcare sector, as investors welcomed the encouraging news about its investigational heart-failure drug.

The Consumer Staples sector was representative of most sectors’ performance, with a few companies adding to returns, offset by a handful of detractors. Meiji Holdings raised prices of butter and cheese, successfully passing on the higher regulatory costs to consumers. Greencore Group saw its stock price decline on negative news in the U.K. retail grocery market. The materials sector had double-digit gains from specialty fertilizer company, Yara International, offset by declines in other European materials companies. Positive performance by Infosys, an Indian information technology company, could not outpace the stock price decline of Germany ATM company Wincor Nixdorf.

In the Consumer Discretionary sector, French market research services provider Ipsos dropped after reporting 6-month operating profit fell 20% year-on-year. Declines at Trevi Finanzaria impacted industrials returns.

Portfolio Changes

During the semi-annual period, no positions were liquidated. Five new holdings were added to the portfolio, including two banks, Sparebank 1 SR and Sberbank. We added one Consumer Discretionary stock, Hong Kong-listed Rexlot, an operator in the Chinese lottery market. We also added two Materials companies, Yara International and LANXESS AG.

A Look Ahead

World economies continue to face headwinds, ranging from debt overhangs to high unemployment. Many European economies have yet to address these legacy issues, while also suffering from Euro devaluation against the U.S. dollar. Among BRIC (Brazil, Russia, India, China) countries, China and India remain relatively unscathed, while growth prospects for Russia diminish as the Ukraine crisis continues. Brazil, and much of its Latin America counterparts, has seen slow demand and low investment. One bright spot is the U.S., which continues to drive global growth. In such an environment, many foreign companies are reporting lackluster earnings and modest guidance. Our research seeks to pinpoint those undervalued companies that can weather economic volatility and thrive in a recovery. We have carefully assessed our holdings to ensure that fundamentals remain intact, and we will continue to add opportunistically to the portfolio.

The Fund is managed by Bernard R. Horn, Jr., Sumanta Biswas, CFA and Bin Xiao, CFA of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE FUND

Top 10 Holdings

Percentage of total net assets	22.9%
Meiji Holdings Co., Ltd.	2.4%
Methanex Corporation	2.4%
Teva Pharmaceuticals SP	2.4%
Greencore Group plc	2.4%
Deutsche Telekom AG	2.3%
Infosys Technologies Ltd.	2.3%
Novartis AG	2.2%
Barratt Developments plc	2.2%
Yara International ASA	2.2%
DnB Bank ASA	2.1%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Materials	21.5%
Consumer Discretionary	15.2%
Financials	14.4%
Industrials	9.3%
Energy	7.5%
Consumer Staples	6.8%
Telecommunication Services	6.4%
Information Technology	6.1%
Health Care	4.7%
Utilities	1.8%
CASH + other assets (net)	6.3%

Top 10 Country Allocations

Percentage of total net assets	74.2%
Germany	15.6%
United Kingdom	15.1%
Japan	8.5%
Sweden	7.5%
France	6.6%
Norway	6.3%
Finland	4.7%
Ireland	4.2%
Italy	3.3%
Canada	2.4%

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value (PTFV) Ordinary Shares

 vs. MSCI EAFE Index

Average Annual Total Returns

	3Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(7.75)%	(5.99)%	7.04%	9.84%	7.24%	6.89%	05/15/98
Institutional Shares1	(7.69)%	(5.88)%	7.36%	10.11%	7.48%	8.56%	12/18/98
MSCI EAFE2	(5.83)%	(1.74)%	4.70%	7.04%	6.80%	4.76%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The Morgan Stanley Capital International Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of September 30, 2014

Fund Information
Net Assets Under Management	$272.6 Million
Number of Companies	66
Price to Book Ratio	1.9
Price to Earnings Ratio	14.7
	Ordinary	Institutional
Total Expense Ratio (Gross)*	1.58%	1.33%
Total Expense Ratio (Net)*	1.58%	1.33%
Ticker Symbol	QUSOX	QUSIX
* per prospectus dated August 1, 2014. See financial highlights for total expense ratios for the six months ended September 30, 2014.

Investment Commentary

For the semi-annual period ended September 30, 2014, the Pear Tree Polaris Foreign Value Small Cap Fund’s Ordinary Shares (the “Fund”) outperformed its benchmark, the MSCI ACWI ex USA Small Cap Index (the “Index”). The Fund achieved a return of (2.28%) at net asset value compared to (3.20%) for the Index.

Market Conditions and Investment Strategies

Although the Fund outperformed the benchmark, it was still in absolute negative territory for the semi-annual period due largely to currency devaluation in the September quarter. Information Technology, Consumer Staples, Utilities and Financials were the positive sector contributors. Telecommunications and Industrials were the largest detractors.

In Information Technology, Hana Microelectronics’ share price was up after the company increased its semiconductor manufacturing to meet consumer electronics demands. KRBL, a basmati rice company, was the top contributor in Consumer Staples. The company benefited from strong demand, and was able to sell more tonnage at higher prices. All utilities holdings posted positive results, led by Manila Water Company. The Consumer Discretionary sector was representative of most sectors’ performance, with a few companies adding to returns, offset by a handful of detractors. Chinese publishing company Xinhua Winshare’s double-digit gains were counterbalanced by declines in IPSOS. In Materials, positive performance by Japanese chemical company Daicel could not outpace the stock price decline of USHA Martin. Positive performance by Shanghai Mechanical, Loomis AB and Austal Limited could not offset the Industrial sector declines. In particular, PKC Group dropped, with weak demand for electrical truck chassis in central/eastern Europe, compounded by reorganization and labor problems in Brazil. German telecom provider QSC AG was down after reporting lower profits.

Portfolio Changes

With an influx of new capital during the six-month period, the Fund purchased four new holdings including Prima Meat Packers, which imports and processes meat in Japan; DFDS, one of the largest ferry companies operating in the North Sea, Baltic countries and the British Channel; Hong Kong-listed Rexlot Holdings, an established operator in the fast-growing Chinese lottery development and distribution market; and Australian-based Programmed Maintenance Services Limited, a contract service business specializing in property maintenance, employment services and provisioning for the offshore oil and gas industry. No positions were liquidated.

A Look Ahead

With the exception of North America, namely the U.S., United Kingdom and some isolated smaller countries in Asia and Africa, most world economies have yet to see any positive growth momentum. Chinese growth rates (as indicated by a 7.3% GDP in the June quarter) are slowly gravitating downward towards what may be more sustainable levels, from previous highs based on unsustainable growth in credit and fixed asset investments. In the near term, this slowdown may result in further downside volatility in markets. Recent global market fluctuations have increased the already high proportion of small cap companies in our valuation screens, thereby providing us with good opportunities to add small cap companies that we believe can weather economic volatility and thrive in a recovery.

The Fund is managed by Bernard R. Horn, Jr., Sumanta Biswas, CFA and Bin Xiao, CFA of Polaris Capital Management, LLC

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	19.9%
Chugoku Marine Paints Ltd.	2.1%
Daicel Corporation	2.1%
Greencore Group plc	2.0%
Ratchaburi Electricity Generating Holding PCL	2.0%
Dräegerwerk AG	2.0%
Freenet AG	2.0%
Vetropack Holding AG	2.0%
BML Inc.	1.9%
QSC AG	1.9%
Alternative Networks plc	1.9%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund’s portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Consumer Discretionary	22.5%
Industrials	15.1%
Consumer Staples	12.3%
Information Technology	10.7%
Financials	9.6%
Telecommunication Services	7.7%
Materials	7.1%
Health Care	5.8%
Utilities	4.8%
CASH + other assets (net)	4.4%

Top 10 Country Allocations

Percentage of total net assets	71.3%
Japan	13.1%
United Kingdom	12.4%
Hong Kong	7.1%
India	7.1%
Germany	7.0%
Ireland	6.4%
Norway	5.6%
Thailand	5.2%
Sweden	3.9%
China	3.5%

Value of a $10,000 Investment

Pear Tree Polaris Foreign Value Small Cap (PTFVSC)

Ordinary Shares vs. MSCI ACWI ex USA Small Cap

Index

Average Annual Total Returns

	3Q 2014	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(5.23)%	(2.28)%	17.64%	11.08%		7.48%	5/1/2008
Institutional Shares1	(5.22)%	(2.20)%	17.86%	11.34%		7.71%	5/1/2008
MSCI ACWI ex USA Small Cap2	(6.72)%	(3.20)%	4.93%	8.70%		3.85%	________

1 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2 The MSCI ACWI ex USA Small Cap Index captures small cap representation across 23 developed markets and 21 emerging market countries

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

PEAR TREE COLUMBIA SMALL CAP FUND

SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

Common Stock—98.2%
	Shares	Value
AIRLINES—1.2%
Spirit Airlines, Inc. (a)	18,413	$ 1,273,075
AUTO COMPONENTS—0.7%
Motorcar Parts of America, Inc. (a)	27,115	737,799
BANKS—6.1%
Bryn Mawr Bank Corporation	7,620	215,875
Central Pacific Financial Corporation	88,268	1,582,645
CoBiz Financial, Inc.	109,341	1,222,432
F.N.B. Corporation	178,162	2,136,163
Pinnacle Financial Partners, Inc. (a)	29,852	1,077,657
		6,234,772
BIOTECHNOLOGY—0.9%
Albany Molecular Research, Inc. (a)	41,343	912,440
BUILDING PRODUCTS—2.1%
Builders FirstSource, Inc. (a)	63,162	344,233
NCI Building Systems, Inc. (a)	40,485	785,409
Trex Company, Inc. (a)	29,250	1,011,172
		2,140,814
CHEMICALS—4.2%
Cambrex Corporation (a)	79,414	1,483,454
Ferro Corporation (a)	197,866	2,867,078
		4,350,532
COMMERCIAL SERVICES & SUPPLIES—4.7%
Acacia Research Corporation—Acacia Technologies (b)	18,469	285,900
Kforce, Inc.	125,952	2,464,881
WageWorks, Inc. (a)	8,402	382,543
Waste Connections, Inc.	33,829	1,641,383
		4,774,707
COMMUNICATIONS EQUIPMENT—1.4%
Allot Communications Ltd. (a) (b)	84,010	959,394
Ubiquiti Networks, Inc.(b)	13,078	490,818
		1,450,212
CONSTRUCTION & ENGINEERING—1.0%
Tutor Perini Corporation (a)	37,278	984,139
DIVERSIFIED FINANCIALS—3.6%
Cardtronics, Inc. (a)	62,980	2,216,896
Greenhill & Co., Inc.	10,625	493,956
Hercules Technology Growth Capital, Inc. (b)	68,068	984,263
		3,695,115
ELECTRONIC EQUIPMENT—2.4%
Canadian Solar, Inc. (a)	67,431	2,412,007
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.9%
Applied Optoelectronics, Inc. (a)	52,224	840,806
Intersil Corporation	76,880	1,092,465
		1,933,271
ENERGY EQUIPMENT & SERVICES—2.5%
Core Laboratories N.V.	12,081	1,768,054
Trina Solar Limited (a)(b)(c)	66,812	806,421
		2,574,475
ENERGY EQUIPMENT & SUPPLIES—1.0%
PDC Energy, Inc. (a)	19,815	996,496
FOOD PRODUCTS—2.7%
Amira Nature Foods Ltd (a)(b)	82,051	1,284,919
Boulder Brands Inc. (a)	105,112	1,432,676
		2,717,595
GAS UTILITIES—0.5%
Parsley Energy, Inc. (a)	25,588	545,792
HEALTH CARE EQUIPMENT & SUPPLIES—7.8%
Accuray Incorporated (a)(b)	180,164	1,307,991
BioTelemetry, Inc. (a)	149,276	1,001,642
LDR Holding Corporation (a)	44,612	1,388,771
Natus Medical, Inc. (a)	69,682	2,056,316
Spectranetics Corporation (The) (a)	34,787	924,291
ZELTIQ Aesthetics, Inc. (a)	58,697	1,328,313
		8,007,324
HEALTH CARE PROVIDERS & SERVICES—0.8%
Catamaran Corporation (a)	18,417	776,277
HOTELS, RESTAURANTS & LEISURE—0.9%
National CineMedia, Inc.	63,678	923,968
HOUSEHOLD DURABLES—0.9%
Standard Pacific Corporation (a)	124,847	935,104
INSURANCE—0.7%
United Insurance Holdings Corporation	44,780	671,700
IT CONSULTING & SERVICES—3.5%
Alliance Data Systems Corporation (a)	14,512	3,602,894
MACHINERY—4.1%
H&E Equipment Services, Inc.	41,546	1,673,473
Proto Labs, Inc. (a)	36,085	2,489,865
		4,163,338
MEDIA—6.7%
Cinemark Holdings, Inc.	41,016	1,396,185
Entravision Communications Corporation, Class A	269,612	1,067,663
IMAX Corporation (a)	91,266	2,506,164
Regal Entertainment Group (b)	96,995	1,928,261
		6,898,273
METALS & MINING—1.0%
U.S. Silica Holdings, Inc.	16,121	1,007,724
OIL & GAS—4.7%
Bonanza Creek Energy, Inc. (a)	30,654	1,744,212
Callon Petroleum Company (a)	186,856	1,646,201
Carrizo Oil & Gas, Inc. (a)	8,140	438,095
Rex Energy Corporation (a)	75,995	962,857
		4,791,365
PHARMACEUTICALS—2.5%
IGI Laboratories, Inc. (a)	56,723	528,659
Orexigen Therapeutics, Inc. (a)(b)	178,255	759,366
Tetraphase Pharmaceuticals, Inc. (a)	62,980	1,256,451
		2,544,476
REAL ESTATE—11.1%
Brandywine Realty Trust	58,744	826,528
DuPont Fabros Technology, Inc.	51,777	1,400,050
Education Realty Trust, Inc.	149,177	1,533,539
EPR Properties	97,603	4,946,520
Hersha Hospitality Trust	294,580	1,876,475
Physicians Realty Trust	36,094	495,210
Terreno Realty Corporation	12,236	230,404
		11,308,726
ROAD & RAIL—1.9%
ArcBest Corporation	14,489	540,440
Saia, Inc. (a)	24,832	1,230,674
Swift Transportation Company (a)	8,648	181,435
		1,952,549
SEMICONDUCTOR EQUIPMENT & PRODUCTS—2.6%
Integrated Device Technology, Inc. (a)	70,600	1,126,070
Microsemi Corporation (a)	62,263	1,582,103
		2,708,173
SOFTWARE & SERVICES—6.8%
Actua Corporation (a)	139,631	2,236,889
Ambarella, Inc. (a)(b)	67,600	2,952,092
Verint Systems, Inc. (a)	31,909	1,774,459
		6,963,440
SPECIALTY RETAIL—3.3%
Asbury Automotive Group, Inc. (a)	42,010	2,706,284
Restoration Hardware Holdings, Inc. (a)	8,374	666,152
		3,372,436
TEXTILES & APPAREL—0.5%
Kate Spade & Company (a)	21,491	563,709
TRADING COMPANIES & DISTRIBUTORS—1.5%
Air Lease Corporation	46,597	1,514,402
TOTAL COMMON STOCK
(Cost $83,684,648)		100,439,119

SHORT TERM INVESTMENTS—0.6%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.0%, 10/01/14, (Dated 09/30/14), Collateralized by $425,000 par U.S. Treasury Note-8.0% due 11/15/2021, Market Value $600,977, Repurchase Proceeds $588,561 (Cost $588,561)	$588,561	588,561
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—98.8%
(Cost $84,273,209)		101,027,680
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—9.7%
Money Market—9.7%
Western Asset Institutional Cash Reserves—Inst. (Cost $9,967,763)		9,967,763
TOTAL INVESTMENTS—108.5% (Cost $94,240,972)		110,995,443
OTHER ASSETS & LIABILITIES (NET)—(8.5)%		(8,776,487)
NET ASSETS—100%		$102,218,956

(a)	Non-income producing security
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts

The percentage of each investment category is calculated as a percentage of net assets.

PEAR TREE QUALITY FUND

SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

Common Stock—99.3%
	Shares	Value
AEROSPACE & DEFENSE—1.3%
Precision Castparts Corp.	2,564	$ 607,360
United Technologies Corporation	9,815	1,036,464
		1,643,824
BEVERAGES—3.0%
Coca-Cola Company (The)	90,141	3,845,415
BIOTECHNOLOGY—0.9%
Biogen Idec Inc. (a)	3,368	1,114,168
CHEMICALS—0.9%
Monsanto Company	9,946	1,119,025
COMMUNICATIONS EQUIPMENT—2.1%
QUALCOMM Incorporated	36,334	2,716,693
COMPUTERS & PERIPHERALS—9.6%
Apple, Inc.	52,983	5,338,037
EMC Corporation	48,672	1,424,143
International Business Machines	26,154	4,964,814
NetApp, Inc.	5,402	232,070
Teradata Corporation (a)	8,919	373,884
		12,332,948
DISTRIBUTORS—0.3%
Genuine Parts Company	3,880	340,315
ELECTRICAL INSTRUMENTS—0.8%
Emerson Electric Co.	17,124	1,071,620
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.2%
Amphenol Corporation	2,160	215,698
FOOD PRODUCTS—2.5%
Nestle, S.A. (c)	23,760	1,749,449
Unilever N.V. (c)	20,265	804,115
Unilever plc (c)	15,397	645,134
		3,198,698
FOOD STAPLES & DRUG RETAILING—5.3%
Costco Wholesale Corporation	7,032	881,250
General Mills, Inc.	10,055	507,275
PepsiCo, Inc.	26,093	2,428,997
SYSCO Corporation	16,322	619,420
Wal-Mart Stores, Inc.	31,004	2,370,876
		6,807,818
GAS UTILITIES—0.3%
Honeywell International Inc.	4,060	378,067
HEALTH CARE EQUIPMENT & SERVICES—8.6%
Baxter International, Inc.	11,930	856,216
Becton, Dickinson and Company	5,389	613,322
Covidien plc	10,136	876,865
Express Scripts Holding Company (a)	46,541	3,287,191
Humana Inc.	3,958	515,688
Medtronic, Inc.	21,634	1,340,226
Stryker Corporation	8,418	679,754
UnitedHealth Group, Inc.	23,229	2,003,501
Zimmer Holdings, Inc.	5,069	509,688
St. Jude Medical, Inc.	6,548	393,731
		11,076,182
HEALTH CARE PROVIDERS & SERVICES—0.6%
WellPoint, Inc.	6,284	751,692
HOTELS, RESTAURANTS & LEISURE—1.8%
Compass Group PLC (a)(c)	15,396	247,414
McDonald’s Corporation	17,605	1,669,130
Starbucks Corporation	5,567	420,086
		2,336,630
HOUSEHOLD PRODUCTS—6.0%
Church & Dwight Co., Inc.	3,119	218,829
Colgate-Palmolive Company	22,727	1,482,255
Kimberly-Clark Corporation	4,309	463,519
Procter & Gamble Company	56,388	4,721,931
Reckitt Benckiser Group plc	9,065	792,708
		7,679,242
INDUSTRIAL CONGLOMERATES—1.7%
3M Company	15,136	2,144,469
IT CONSULTING & SERVICES—1.5%
Accenture plc	14,118	1,148,076
Cognizant Technology Solutions Corporation (a)	11,088	496,410
Paychex, Inc.	6,087	269,045
		1,913,531
LEISURE EQUIPMENT & PRODUCTS—0.2%
Mattel, Inc.	7,914	242,564
MACHINERY—1.5%
Danaher Corporation	13,348	1,014,181
Dover Corporation	3,001	241,070
Illinois Tool Works, Inc.	8,654	730,571
		1,985,822
OIL & GAS—5.3%
Chevron Corporation	38,706	4,618,400
Exxon Mobil Corporation	20,198	1,899,622
Rockwell Automation, Inc.	3,028	332,716
		6,850,738
PHARMACEUTICALS & BIOTECHNOLOGY—13.4%
Abbott Laboratories	37,600	1,563,784
Allergan, Inc.	3,881	691,555
Amgen, Inc.	13,042	1,831,880
AstraZeneca plc (c)	35,731	2,552,622
Bristol-Myers Squibb Company	13,596	695,843
Eli Lilly and Company	18,736	1,215,030
GlaxoSmithKline plc (c)	16,137	741,818
Johnson & Johnson	55,801	5,947,828
Novartis AG (c)	21,251	2,000,357
		17,240,717
RETAILING—0.5%
TJX Companies, Inc. (The)	11,419	675,662
SEMICONDUCTOR EQUIPMENTS & PRODUCTS—0.4%
Analog Devices, Inc.	5,169	255,814
Xilinx, Inc.	5,002	211,835
		467,649
SOFTWARE & SERVICES—20.6%
Adobe Systems Incorporated (a)	7,258	502,181
Cisco Systems, Inc.	147,203	3,705,099
eBay, Inc. (a)	22,707	1,285,897
Google, Inc. (a)	6,021	3,542,817
Google, Inc. C (a)	4,450	2,569,252
Intuit Inc.	5,298	464,370
MasterCard Incorporated	13,650	1,009,008
Microsoft Corporation	152,917	7,089,232
Oracle Corporation	144,825	5,543,901
SAP AG (b)(c)	9,004	649,729
		26,361,486
SPECIALTY RETAIL—0.9%
Bed Bath & Beyond Inc. (a)	16,928	1,114,370
TEXTILES & APPAREL—1.5%
Coach, Inc.	4,994	177,836
Nike, Inc. B	14,351	1,280,109
V.F. Corporation	6,930	457,588
		1,915,533
TOBACCO—6.2%
British American Tobacco p.l.c. (c)	11,918	1,347,687
Philip Morris International, Inc.	75,151	6,267,594
Reynolds American, Inc.	5,951	351,109
		7,966,390
TRADING COMPANIES & DISTRIBUTION—0.3%
W.W. Grainger, Inc.	1,382	347,781
WIRELESS TELECOMMUNICATIONS—1.1%
KDDI Corporation (a)(c)	43,613	653,323
NTT DOCOMO, Inc. (a)(b)(c)	44,782	749,651
		1,402,974
TOTAL COMMON STOCK		127,257,721
(Cost $109,543,374)

Short Term Investments—0.6%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 10/01/14, (Dated 09/30/14), Collateralized by 505,000 par U.S. Treasury Note-8.0% due 11/15/2021, Market Value $714,102, Repurchase Proceeds $698,983 (Cost $698,983)	$698,983	698,983
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)—100%
(Cost $110,242,357)		127,956,704
Money Market—0.7%
Western Asset Institutional Cash Reserves—Inst. (Cost $889,100)	889,100	889,100
TOTAL INVESTMENTS 100.6%		$128,845,804
(Cost $111,131,457)
OTHER ASSETS & LIABILITIES (NET)—(0.6%)		(748,333)
NET ASSETS—100%		$128,097,471

(a)	Non-Income producing security
(b)	All or a portion of this security is out on loan
(c)	ADR—American Depositary Receipts

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

Common Stock—71.4%
	Shares	Value
BRAZIL—4.7%
Ambev SA (c)	76,683	$ 502,274
Banco do Brasil S.A.	55,412	572,447
Cetip S.A. Mercados Organizados	54,600	675,533
CIA Paranaense de Energia (c)	29,309	400,654
Companhia Brasileira de Distribuicao SP (c)	17,093	745,426
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	161,100	812,407
Energias do Brasil S.A.	80,700	329,522
JBS S.A.	219,300	819,353
KLABIN S.A.	110,100	532,292
Petroleo Brasileiro S.A.	65,183	459,129
Petroleo Brasileiro S.A. (c)	50,474	751,558
Sao Martinho S.A.	15,318	245,814
Vale S.A.	23,853	261,516
		7,107,925
CHINA—9.3%
Agricultural Bank of China, Class H	673,000	298,150
Bank of China Ltd., H	3,550,392	1,586,599
China BlueChemical Ltd. H	536,000	232,625
China Construction Bank Corporation	2,859,422	2,006,948
China Life Insurance Co,. Limited	69,000	191,495
China Petroleum & Chemical Corporation	1,317,810	1,154,046
China Power International Development Ltd.	550,000	254,284
China Shenhua Energy Co., Ltd.	168,605	470,099
China Yuchai International Ltd.	11,788	218,550
Dah Sing Financial Holdings Ltd.	19,200	116,833
Datang International Power Generation Co., Ltd.	842,000	441,334
Dongfeng Motor Group Company Limited	564,881	928,259
Guangzhou Automobile Group Co Ltd H Shares	366,000	353,512
Guangzhou R&F Properties Co., Ltd. H	79,200	80,067
Huaneng Power International Inc. H	422,000	460,860
Industrial & Commercial Bank of China Ltd.	1,639,911	1,020,067
Jiangsu Expressway Co. Ltd.—H	156,000	163,736
NetDragon Websoft Inc.	52,500	86,272
Perfect World Co., Ltd. (c)	23,530	463,306
PetroChina Company Limited	935,778	1,199,105
Ping An Insurance Group H Share	109,000	819,786
Shanghai Electric Group Company Ltd. H	570,000	302,436
Sinotrans Ltd. H Shares	1,297,000	942,064
Zhejiang Expressway Co., Ltd.	434,000	440,989
		14,231,422
COLOMBIA—0.2%
Ecopetrol S.A. (b)(c)	7,108	222,267
CZECH REPUBLIC—0.4%
CEZ A.S.	17,361	527,620
HONG KONG—6.3%
ANTA Sports Products, Ltd.	269,000	545,278
Central China Real Estate Ltd.	252,371	59,477
Champion Real Estate Investment Trust	504,000	209,650
China Mobile Limited	215,779	2,491,270
China Resources Cement Holdings Limited	630,000	431,632
Chongqing Rural Commercial Bank Co.	838,687	380,193
CNOOC Limited	816,218	1,398,039
Dongyue Group Ltd. (b)	410,000	153,652
GOME Electrical Appliances Holding Limited	3,955,000	646,862
KWG Property Holding Limited	568,919	400,774
Shanghai Industrial Holdings Limited	125,000	370,254
Soho China Limited	664,979	481,288
Tencent Holdings Limited	136,000	2,019,433
		9,587,802
HUNGARY—0.4%
Richter Gedeon Nyrt	40,651	635,845
INDIA—6.0%
Apollo Tyres Ltd.	226,614	745,595
Bajaj Holdings & Investment Limited	8,740	197,273
Bank of Baroda	16,624	242,187
Bharat Petroleum Corporation Ltd.	38,113	405,969
Cairn India Ltd.	129,574	653,115
Chambal Fertilizers & Chemicals Ltd.	128,923	122,953
Housing Development Finance Corp Ltd.	18,189	310,267
Indiabulls Housing Finance Limited	158,659	1,040,429
Infosys Technologies Ltd. (b)(c)	6,102	369,110
Oil and Natural Gas Corp. Limited	66,101	436,196
Oil India Limited	16,727	164,941
Power Finance Corporation Limited	146,519	555,140
Reliance Industries Ltd.	11,098	169,633
Rural Electrification Corporation Limited	202,813	815,882
Sesa Sterlite Ltd.	230,598	1,018,574
Tata Consultancy Services Ltd.	3,299	146,198
Tata Steel Limited	113,839	843,470
United Phosphorus Limited	161,084	885,753
		9,122,685
INDONESIA—2.5%
PT Adaro Energy Tbk	2,830,200	272,916
PT Bank Bukopin Tbk	909,600	53,374
PT Bank Negara Indonesia (Persero) Tbk	1,258,800	570,773
PT Bank Rakyat Indonesia Tbk	818,200	700,019
PT Matahari Putra Prima Tbk	733,200	189,543
PT PP London Sumatra Indonesia Tbk	2,678,440	417,648
PT Telekomunikasi Indonesia Persero Tbk	5,398,090	1,291,377
PT United Tractors Tbk	159,000	259,672
		3,755,322
MALAYSIA—2.3%
British American Tobacco (Malaysia) Berhad	21,344	458,696
DiGi.Com Berhad	351,000	625,926
JCY International Berhad	341,400	66,084
Lafarge Malaysia Berhad	33,880	106,375
Malaysia Building Society Berhad	437,112	326,452
Petronas Chemicals Group Berhad	174,200	331,354
Telekom Malaysia Berhad	466,678	938,904
UMW Holdings Berhad	179,293	670,060
		3,523,851
MEXICO—1.8%
America Movil S.A.B. de C.V., Series L	934,370	1,177,995
Controladora Comercial Mexicana S.A. de C.V.	29,400	110,146
Fomento Economico Mexicano S.A.B. (c)	1,125	103,556
GRUMA, S.A.B. de C.V., Series B (a)	75,307	806,421
Grupo Aeroportuario del Pacifico S.A.B. (c)	5,600	377,664
Grupo Financiero Banorte SAB de C.V.	11,100	71,095
Grupo Televisa S.A.B. (c)	3,324	112,617
		2,759,494
PHILIPPINES—0.4%
Aboitiz Equity Ventures, Inc.	46,340	55,657
Alliance Global Group, Inc.	588,600	341,008
Universal Robina Corporation	47,920	199,678
		596,343
POLAND—1.5%
Asseco Poland S.A.	6,825	96,018
KGHM Polska Miedz S.A.	25,074	957,586
PGE S.A.	132,280	837,445
Tauron Polska Energia S.A.	233,484	378,525
		2,269,574
QATAR—0.6%
Commercial Bank of Qatar Q.S.C.	15,215	293,283
Doha Bank Q.S.C.	22,153	352,808
Ooredoo Q.S.C.	2,453	89,246
Qatar Electricity & Water Company Q.S.C.	1,095	57,128
Qatar National Bank SAQ	1,485	82,694
		875,159
RUSSIA—3.0%
Gazprom (c)	180,222	1,268,763
LUKoil (c)	25,174	1,283,874
Mobile TeleSystems (c)	29,771	444,779
Norilsk Nickel Mining and Metallurgical Co. (c)	26,342	491,278
PhosAgro (d)	9,427	105,488
Severstal (b)(d)	96,989	967,950
Sistema JSFC (Reg S) (b)(d)	8,812	60,803
		4,622,935
SINGAPORE—0.8%
ComfortDelGro Corporation Limited	189,000	355,597
DBS Group Holdings Ltd.	64,000	924,177
		1,279,774
SOUTH AFRICA—6.9%
African Rainbow Minerals Limited	23,435	296,964
Barloworld Limited	42,061	344,091
Bidvest Group Limited	30,351	767,163
Coronation Fund Managers Ltd	34,953	298,771
FirstRand Limited	311,791	1,186,278
Investec Ltd.	37,239	312,515
Liberty Holdings Limited	41,956	457,223
Mediclinic International, Ltd.	53,242	433,159
Mondi Limited	17,427	285,256
MTN Group Limited	29,759	627,237
Naspers Limited N Shs	9,935	1,093,931
Nedbank Group Ltd	40,013	774,568
Netcare Limited	153,498	429,121
PPC, Ltd.	34,941	91,347
Reunert Limited	26,510	139,431
RMB Holdings Ltd.	161,113	807,916
Sasol Ltd.	26,039	1,412,490
Steinoff International Holdings Limited	146,933	702,763
Tongaat Hulett Limited	7,879	108,698
		10,568,922
SOUTH KOREA—8.8%
Coway Co., Ltd.	8,969	716,500
Daishin Securities Company	9,781	104,275
Halla Climate Control Corp.	7,334	355,841
Hyosung Corporation	9,741	697,863
Hyundai Mobis Co.,Ltd.	443	107,890
Hyundai Motor Company Ltd.	2,501	451,495
Industrial Bank of Korea	45,960	694,681
Kia Motors Corporation	8,599	437,589
KT Corporation	10,020	325,692
KT&G Corporation	12,900	1,155,224
LG Display Co., Ltd. (a)	33,423	1,076,884
LG Electronics Inc.	8,904	554,364
Meritz Securities Co., Ltd.	49,888	186,977
Naver Corp.	247	188,893
POSCO	605	188,337
Samsung Electronics Company, Ltd.	3,162	3,547,792
Shinhan Financial Group Co., Ltd.	3,798	174,918
SK Hynix Inc. (a)	16,972	751,899
SK Networks Col, Ltd. (a)	50,205	504,310
SK Telecom Co., Ltd. (c)	17,436	529,008
Sungwoo Hitech Co., Ltd.	41,550	673,305
		13,423,737
TAIWAN—11.3%
ASUSTeK Computer, Inc.	111,488	1,062,855
Chailease Holding Co., Ltd.	352,920	857,371
Chicony Electronics Co., Ltd.	117,055	350,170
Chunghwa Telecom Co., Ltd.	212,600	640,886
Farglory Land Development Co., Ltd.	143,302	168,884
Fubon Financial Holding Co., Ltd.	681,000	1,045,471
Hon Hai Precision Industry Co., Ltd.	372,074	1,174,217
Inventec Corporation	716,000	466,043
Kings Town Bank	90,000	99,558
Lite-On Technology Corp.	400,990	578,031
MediaTek, Inc.	44,000	651,622
Pegatron Corporation	484,416	891,773
Powertech Technology, Inc.	515,000	931,146
President Chain Store Corp.	134,915	966,862
Quanta Computer, Inc.	330,000	837,489
Radiant Opto-Electronics Corporation	202,409	801,798
Realtek Semiconductor Corporation	136,000	482,848
Simplo Technology Co., Ltd.	59,000	286,083
Taishin Financial Holding Co., Ltd.	900,000	421,605
Taiwan Semiconductor Manufacturing Co., Ltd.	603,270	2,379,803
TECO Electric & Machinery Co., Ltd.	602,983	619,445
United Microelectronics Corporation	2,365,401	979,768
Vanguard International Semiconductor Corp.	370,000	542,481
		17,236,209
THAILAND—1.7%
Delta Electronics PCL	104,500	199,815
Delta Electronics PCL (e)	52,400	100,194
Electricity Generating PCL	52,679	268,066
Kiatnakin Bank PCL	169,100	220,338
Krung Thai Bank PCL	1,329,946	972,081
PTT Exploration & Production PCL (e)	70,100	345,906
PTT PCL (e)	19,800	219,831
Thanachart Capital PCL	302,000	346,939
		2,673,170
TURKEY—1.9%
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	194,493	203,001
Enka naat ve Sanayi A.S¸.	95,128	216,935
Eregli Demir ve Celik Fabrikalari T.A.S.	496,376	920,807
Tofas Turk Otomobil Fabrikasi A.S.	117,882	661,721
Turkiye Is Bankasi A.S.	394,211	874,776
		2,877,240
UNITED ARAB EMERATES—0.6%
Abu Dhabi Commercial Bank	115,564	266,503
Aldar Properties PJSC	246,311	262,886
First Gulf Bank PJSC	88,320	450,876
		980,265
TOTAL COMMON STOCK
(Cost $106,191,526)		108,877,561

Preferred Stock—1.8%
BRAZIL—1.5%
Banco Bradesco S.A.	35,889	510,565
Cia Energetica de Sao Paulo	39,200	419,051
Itau Unibanco Holding S.A.	53,370	738,114
Metalurgica Gerdau S.A.	55,900	322,983
Vale S.A., Class A	39,271	381,325
		2,372,038
SOUTH KOREA—0.3%
Samsung Electronics Co. Ltd.	590	502,080
TOTAL PREFERRED STOCK
(Cost $3,806,813)		2,874,118

Exchange Traded Funds—0.3%
United States—0.3%
iShares MSCI Emerging Markets Index Fund (Cost $409,528)	9,136	379,692

Mutual Funds—26.0%
United States—26.0%
Pear Tree PanAgora Risk Parity Emerging Markets Fund* (Cost $37,979,929)	3,723,898	39,771,232

Short Term Investments—0.3%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 10/01/14, (Dated 09/30/14), Collateralized by 375,000 par U.S. Treasury Note-8.0% due 11/15/2021, Market Value $530,274, Repurchase Proceeds $517,989 (Cost $517,989)	$517,989	517,989
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)
(Cost $148,905,785)		152,420,592
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—0.7%
Money Market—0.7%
Western Asset Institutional Cash Reserves—Inst. (Cost $1,052,608)	1,052,608	1,052,608
TOTAL INVESTMENTS—100.5%
(Cost $149,958,393)		153,473,200
OTHER ASSETS & LIABILITIES (Net)—(0.5%)		(761,199)
NET ASSETS—100%		$152,712,001

*	Investment in affiliated security. This Fund is advised by Pear Tree Advisors, Inc. which also serves as advisor to Pear Tree PanAgora Dynamic Emerging Markets Fund.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depositary Receipts
(d)	GDR—Global Depositary Receipts
(e)	NVDR—Non-Voting Depository Receipts

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	18.3%
Information Technology	14.4%
Energy	8.0%
Consumer Discretionary	7.0%
Materials	7.0%
Telecommunication Services	6.1%
Consumer Staples	4.3%
Industrials	4.2%
Utilities	2.9%
Health Care	1.0%
Exchange Traded Funds	0.3%
Mutual Funds	26.0%
Cash and Other Assets (Net)	0.5%

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

Common Stock—92.4%
	Shares	Value
BRAZIL—3.2%
América Latina Loġística	10,500	$ 27,268
Banco do Brasil S.A.	2,400	24,794
Banco Santander Brasil S.A. (c)	2,823	18,463
BR Properties S.A.	3,200	16,986
BRF S.A.	1,300	30,915
CCR S.A.	4,200	28,777
Cetip S.A. Mercados Organizados	2,200	27,219
CIA Paranaense de Energia (c)	1,619	22,132
Cielo S.A.	4,200	68,599
Companhia Brasileira de Distribuicao SP (c)	536	23,375
Companhia Energetica de Minas Gerais (c)	3,801	23,680
Companhia Siderurgica Nacl (b)(c)	4,201	14,914
Cosan S.A. Industria e Comercio	2,300	36,947
CPFL Energia S.A. (c)	686	10,667
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	10,300	51,942
EcoRodovias Infraestrutura e Loġística S.A.	5,500	27,085
Embraer S.A. (c)	2,049	80,362
Gerdau S.A. (c)	1,224	5,875
Hypermarcas S.A. (a)	2,800	20,100
Kroton Educacional S.A.	4,892	30,722
Localiza Rent a Car S.A.	2,000	28,983
Lojas Americanas S.A.	11,375	53,415
Lojas Renner S.A..	1,000	29,024
Natura Cosméticos S.A.	1,300	19,630
Odontoprev S.A.	21,500	78,134
Petroleo Brasileiro S.A.	5,700	40,149
Porto Seguro S.A.	2,600	30,162
Qualicorp S.A. (a)	6,100	60,327
Raia Drogasil S.A.	4,400	37,622
Souza Cruz S.A.	2,100	16,893
Telefonica Brasil S.A. (c)	3,869	76,142
TIM Participacoes S.A. (c)	2,643	69,247
Totvs S.A.	4,100	62,329
Transmissora Alianca de Energia Eletrica S.A.	6,100	48,745
Ultrapar Participacoes S.A.	1,200	25,387
Vale S.A.	1,200	13,156
Via Varejo S.A. (a)	1,900	18,938
Weg S.A.	2,990	34,881
		1,333,986
CHILE—5.2%
AES Gener S.A.	162,417	85,733
Aguas Andinas S.A.	138,946	81,015
Banco de Chile	823,845	101,475
Banco de Crédito e Inversiones	1,662	94,261
Banco Santander Chile (c)	4,438	98,035
CAP S.A.	8,628	91,519
Cencosud S.A.	25,242	74,624
Colbun S.A.	329,877	83,620
Compania Cervecerias Unidas S.A. (b)(c)	4,663	102,726
Corpbanca S.A. (c)	5,000	96,100
Empresa Nacional de Electricidad S.A. (c)	1,685	74,073
Empresa Nacional de Telecomunicaciones S.A.	19,694	223,303
Empresas CMPC S.A.	53,544	126,761
Empresas Copec S.A.	13,338	163,796
Enersis S.A. (c)	5,367	84,691
LATAM Airlines Group S.A. (a)	13,801	158,283
Quimica y Minera de Chile S.A. (c)	4,006	104,717
S.A.C.I. Falabella	28,026	211,238
Vina Concha y Toro S.A.	44,985	87,757
		2,143,727
CHINA—4.3%
Air China Ltd H Shares	34,000	21,543
Aluminum Corporation of China Limited H Shares (a)(b)	114,000	46,393
Anhui Conch Cement Company Limited H (b)	5,000	15,905
Bank of Communications Co., Ltd. H	32,000	22,377
BBMG Corporation H	30,000	20,708
Beijing Capital International Airport Co., Ltd. H	34,000	26,009
Beijing Enterprises Holdings Limited	2,500	21,459
Belle International Holdings Limited	18,000	20,260
Brilliance China Automotive Holdings, Ltd.	8,000	13,929
BYD Co., Ltd. H Shares	2,500	16,629
China Agri-Industries Holdings Limited	45,000	17,096
China BlueChemical Ltd. H	50,000	21,700
China Coal Energy Co., Ltd. (b)	39,000	22,802
China Communications Construction Co., Ltd., Class H	15,000	10,818
China Communications Services Corporation Ltd. H	106,000	49,007
China Construction Bank Corporation	37,000	25,969
China International Marine Containers Group Co., Ltd. H	8,400	17,309
China Longyuan Power Group H	33,000	32,214
China National Building Material Co., Ltd. H	16,000	14,527
China Oilfield Services Limited H	24,000	63,362
China Petroleum & Chemical Corporation	52,000	45,538
China Pharmaceutical Group Limited	44,000	36,549
China Shenhua Energy Co., Ltd.	9,500	26,488
China Shipping Container Lines Co., Ltd. H (a)	42,000	11,196
China Taiping Insurance Holdings Co., Ltd. (a)	15,200	32,925
China Telecom Corporation Limited	178,000	109,116
CITIC Pacific Ltd. (b)	18,000	30,182
Datang International Power Generation Co., Ltd.	106,000	55,560
ENN Energy Holdings Ltd.	4,000	26,169
Fosun International	33,000	39,524
Haitian International Holdings Ltd.	16,000	36,307
Huaneng Power International Inc. H	42,000	45,868
Industrial & Commercial Bank of China Ltd.	64,000	39,810
Inner Mongolia Yitai Coal Co., Ltd., Class B	10,000	17,020
Jiangsu Expressway Co. Ltd.—H	20,000	20,992
Jiangxi Copper Company Limited	5,000	8,281
Kingboard Chemical Holdings, Ltd.	12,500	24,823
Kingsoft Corporation Ltd. (b)	11,000	26,179
People’s Insurance Co (Group) of China Ltd.	69,000	28,258
PetroChina Company Limited (b)(c)	279	35,854
Shandong Weigao Group Medical Polymer Co., Ltd.	36,000	35,745
Shanghai Electric Group Company Ltd. H	38,000	20,162
Shanghai Fosun Pharmaceutical Group Class H	12,000	38,635
Shanghai Pharmaceuticals Holding Co., Ltd.	27,700	67,850
Shenzhou International Group	6,000	19,240
Sino Biopharmaceutical Limited	40,000	39,974
Sino-Ocean Land Holdings Ltd.	49,000	25,747
Sinopec Shanghai Petrochemical Co., Ltd.	101,000	33,168
Sinopharm Group Co., Ltd. H	19,600	71,560
Tingyi (Cayman Islands) Holding Corporation	10,000	26,272
Tsingtao Brewery Co., Ltd.	4,000	28,461
Uni-President China Holdings Limited	17,000	17,077
Yanzhou Coal Mining Company Limited (b)	62,000	50,942
Zhejiang Expressway Co., Ltd.	20,000	20,322
Zhongsheng Group Holdings Ltd.	21,500	22,926
Zijin Mining Group Co., Ltd.	188,000	46,244
ZTE Corporation H	20,800	46,235
		1,807,215
COLOMBIA—2.9%
Almacenes Exito S.A.	14,166	207,757
Cementos Argos S.A.	16,621	88,820
CEMEX Latam Holdings, S.A. (a)	15,979	142,315
Corporacion Financiera Colombiana S.A.	3,262	64,561
Ecopetrol S.A.	111,401	174,459
Grupo Argos S.A.	6,827	76,681
Grupo de Inversiones Suramericana SA	3,709	74,583
Interconexión Electrica S.A.	39,188	179,553
Isagen S.A. E.S.P.	147,496	200,698
		1,209,427
CZECH REPUBLIC—0.8%
CEZ A.S.	4,364	132,627
Komercni Banka A.S.	571	135,759
Telefónica Czech Republic, A.S.	5,412	77,766
		346,152
EGYPT—1.1%
Commercial International Bank	20,421	143,375
Global Telecom Holding S.A.E. (a)(d)	31,221	102,436
Talaat Moustafa Group (TMG) Holding	63,617	98,850
Telecom Egypt SAE	64,627	123,559
		468,220
GREECE—1.2%
Alpha Bank A.E. (a)	35,657	27,645
Folli-Follie S.A.	1,701	63,254
Hellenic Telecommunication Organization S.A. (a)	5,073	66,619
Jumbo S.A. (a)	4,399	55,602
National Bank of Greece (a)	11,108	32,540
Opap S.A.	6,900	90,176
Public Power Corporation S.A. (a)	5,580	66,231
Titan Cement Company S.A.	4,109	102,731
		504,798
HONG KONG—2.4%
AAC Technologies Holdings Inc. (b)	9,000	52,273
ANTA Sports Products, Ltd.	12,000	24,325
Beijing Enterprises Water Group Limited	48,000	32,268
Biostime International Holdings Ltd. (b)	22,000	68,848
China Gas Holdings Ltd.	20,000	33,175
China Merchants Holdings International Co., Ltd.	6,000	18,545
China Mobile Limited	5,000	57,727
China Resources Cement Holdings Limited	66,000	45,219
China Resources Enterprise	8,000	18,936
China Resources Gas Group Limited	12,000	32,454
China Resources Power Holdings Co., Ltd.	12,000	32,376
China Unicom (Hong Kong) Limited (c)	5,202	78,186
CNOOC Limited (c)	169	29,159
Franshion Properties (China) Ltd.	182,000	44,768
GCL-Poly Energy Holdings Ltd. (a)	70,000	25,873
Golden Eagle Retail Group Ltd.	13,000	15,118
Guangdong Investment Limited	48,000	56,067
Hanergy Solar Group Limited (a)(b)	188,000	34,622
Hengan International Group Co., Ltd.	2,500	24,550
Lee & Man Paper Manufacturing Ltd.	47,000	23,848
Lenovo Group Limited	26,000	38,707
Shanghai Industrial Holdings Limited	9,000	26,658
Sihuan Pharmaceutical Holdings Group Ltd.	76,000	57,355
Sun Art Retail Group Ltd. (b)	33,500	37,923
Tencent Holdings Limited	2,000	29,698
Want Want China Holdings Limited	29,000	36,152
Yingde Gases Group Co., Ltd.	25,500	24,006
		998,836
HUNGARY—0.5%
MOL Hungarian Oil an Gas Nyrt.	1,311	64,182
OTP Bank Nyrt.	4,444	75,469
Richter Gedeon Nyrt	3,883	60,736
		200,387
INDONESIA—6.9%
PT Adaro Energy Tbk	981,700	94,665
PT Astra Agro Lestari Tbk	50,400	95,133
PT Astra International Tbk	180,400	104,376
PT Bank Central Asia Tbk	71,500	76,723
PT Bank Danamon Indonesia Tbk	166,400	53,327
PT Bank Mandiri Tbk	56,900	47,047
PT Bank Negara Indonesia (Persero) Tbk	133,300	60,442
PT Bank Rakyat Indonesia Tbk	65,400	55,954
PT Bumi Serpong Damai Tbk	306,000	38,799
PT Charoen Pokphand Indonesia Tbk	196,800	68,480
PT Global Mediacom Tbk (a)	533,800	85,207
PT Gudang Garam Tbk	15,000	69,768
PT Indo Tambangraya Megah Tbk	56,400	120,229
PT Indocement Tunggal Prakarsa Tbk	69,700	123,269
PT Indofood CBP Sukses Makmur Tbk	70,800	65,948
PT Indofood Sukses Makmur Tbk	120,500	69,225
PT Jasa Marga (Persero) Tbk	290,000	153,508
PT Kalbe Farma Tbk	1,386,600	193,453
PT Lippo Karawaci Tbk	584,600	45,098
PT Matahari Department Store Tbk	44,000	58,588
PT Media Nusantara Citra Tbk	306,600	80,393
PT Perusahaan Gas Negara (Persero) Tbk	351,300	172,983
PT Semen Indonesia (Persero) Tbk	102,300	129,502
PT Surya Citra Media Tbk	236,200	74,146
PT Tambang Batubara Bukit Asam (Persero) Tbk	103,300	111,905
PT Telekomunikasi Indonesia Tbk (c)	2,884	138,720
PT Unilever Indonesia Tbk	32,200	84,034
PT United Tractors Tbk	93,100	152,047
PT XL Axiata Tbk	248,900	126,646
Tower Bersama Infrastructure	186,900	122,708
		2,872,323
MALAYSIA—8.8%
AirAsia Berhad	77,200	59,538
Alliance Financial Group Berhad	35,600	54,152
AMMB Holdings Berhad	14,900	31,203
Astro Malaysia Holdings Berhad	74,100	75,670
Axiata Group Berhad	50,200	107,118
Berjaya Sports Toto Berhad	91,581	106,642
British American Tobacco (Malaysia) Berhad	3,700	79,515
Bumi Armada Berhad	177,450	102,775
CIMB Group Holdings Berhad	19,100	40,931
Dialog Group Berhad	151,756	79,567
DiGi.Com Berhad	69,100	123,224
Felda Global Ventures Holdings Berhad	106,400	114,492
Gamuda Berhad	33,700	49,515
Genting Berhad	46,900	135,675
Genting Malaysia Berhad	93,400	119,010
Genting Plantation Berhad	33,500	101,404
Hong Leong Bank Berhad	16,000	71,306
Hong Leong Financial Group Berhad	7,700	41,311
IHH Healthcare Berhad	152,100	235,534
IJM Corporation Berhad	20,600	40,629
IOI Corporation Berhad	77,100	113,047
IOI Properties Group Berhad	60,000	47,920
Kuala Lumpur Kepong Berhad	17,800	114,380
Malayan Banking Berhad	19,200	58,294
Malaysia Airports Holdings Berhad	24,400	55,710
Maxis Berhad	59,900	118,321
MISC Berhad	25,600	52,675
MMC Corporation Berhad	89,100	64,642
Petronas Chemicals Group Berhad	58,600	111,466
Petronas Dagangan Berhad	17,900	109,130
Petronas Gas Berhad	11,700	81,745
PPB Group Berhad	17,100	74,019
Public Bank Bhd	10,400	59,918
RHB Capital Berhad	15,900	42,797
SapuraKencana Petroleum Berhad	85,600	107,505
Sime Darby Berhad	24,800	69,172
Telekom Malaysia Berhad	72,600	146,063
Tenaga Nasional Berhad	29,100	109,818
UEM Sunrise Berhad	40,200	22,303
UMW Holdings Berhad	26,100	97,542
YTL Corporation Berhad	207,100	106,059
YTL Power International Berhad (a)	244,100	122,031
		3,653,768
MEXICO—6.1%
Alfa S.A.B. de C.V., Series A	26,800	92,203
America Movil S.A.B. Series L (c)	9,702	244,490
Arca Continental S.A.B. de C.V.	8,500	58,360
Cemex S.A. de C.V. (a)(c)	4,015	52,356
Cemex S.A.B. CPO (a)	35,880	46,758
Coca-Cola FEMSA SAB de C.V. (c)	744	74,936
Compartamos, S.A.B de C.V.	46,700	99,982
Controladora Comercial Mexicana S.A. de C.V.	11,600	43,459
El Puerto de Liverpool S.A.B. de C.V.	14,500	167,701
Fibra Uno Administracion S.A. de C.V.	27,484	90,422
Fomento Economico Mexicano S.A.B. (c)	514	47,314
Genomma Lab Internacional SAB de C.V. (a)(b)	69,900	167,610
GRUMA, S.A.B. de C.V., Series B (a)	4,500	48,188
Grupo Aeroportuario del Pacifico S.A.B. (c)	1,395	94,079
Grupo Aeroportuario del Sureste, S. A. B. de C.V., Series B	4,900	63,232
Grupo Bimbo, S.A. de C.V.	17,700	51,326
Grupo Carso SAB de C.V., Series A1	11,600	67,758
Grupo Comercial Chedraui S.A. de C.V (b)	21,800	76,998
Grupo Financiero Banorte SAB de C.V.	13,200	84,545
Grupo Financiero Inbursa SAB de C.V.	31,100	88,932
Grupo Lala SAB de C.V.	21,500	52,675
Grupo Mexico S.A.B. de C.V., Series B	17,500	58,813
Grupo Televisa S.A.B. (c)	3,723	126,135
Industrias Penoles SAB de C.V.	2,970	68,118
Kimberly-Clark de Mexico S.A. de C.V., Class A	13,400	31,622
Mexichem SAB de C.V.	21,900	91,197
Minera Frisco S.A.B. De C.V. (a)(b)	32,600	59,914
OHL Mexico, S.A.B. de C.V. (a)(b)	23,200	62,973
Promotora Y Operadora de Infraestructura, S.A.B. de C.V. (a)	7,200	98,569
Santander Mexico SAB de C.V.	26,300	71,191
Wal-Mart de Mexico, S.A.B. de C.V.	30,500	76,769
		2,558,625
PERU—0.9%
Companhia de Minas Buenaventura S.A. (c)	8,926	103,363
Credicorp Ltd.	934	143,266
Southern Copper Corporation	3,566	105,732
		352,361
PHILIPPINES—5.7%
Aboitiz Equity Ventures, Inc.	69,300	83,233
Aboitiz Power Corporation	228,700	207,666
Alliance Global Group, Inc.	121,900	70,623
Ayala Corporation	4,530	74,697
Ayala Land Inc.	88,100	68,611
Bank of the Philippine Islands	36,516	79,741
BDO Unibank, Inc.	31,060	67,861
DMCI Holdings, Inc.	43,630	76,755
Energy Development Corporation	1,164,700	209,959
Globe Telecom, Inc.	4,665	168,710
International Container Terminal Services, Inc.	34,340	84,477
JG Summit Holdings, Inc.	68,350	88,184
Jollibee Foods Corporation	56,830	248,202
Megaworld Corporation	569,000	63,775
Metro Pacific Investments Corporation	720,600	78,680
Metropolitan Bank & Trust Company	44,425	85,925
Philippine Long Distance Telephone Company (c)	2,406	165,966
SM Investments Corporation	4,988	89,307
SM Prime Holdings, Inc.	241,300	93,987
Universal Robina Corporation	63,340	263,931
		2,370,290
POLAND—4.3%
Alior Bank S.A. (a)	2,932	75,195
Bank Handlowy w Warszawie S.A.	979	36,945
Bank Pekao S.A.	612	35,881
Bank Zachodni WBK S.A.	285	33,986
Cyfrowy Polsat S.A.	20,528	171,420
ENEA S.A.	14,609	71,450
Energa S.A.	11,210	81,223
Eurocash S.A.	16,813	164,001
Grupa Azoty S.A.	4,328	80,998
Grupa LOTOS S.A. (a)	11,387	96,772
Jastrzębska Spółka Węglowa S.A. (a)	9,642	93,732
KGHM Polska Miedz S.A.	2,134	81,498
mBank S.A.	215	31,935
Orange Polska S.A.	50,359	177,120
PGE S.A.	13,573	85,929
PKO Bank Polski S.A.	2,502	29,957
Polski Koncern Naftowy ORLEN S.A.	8,872	110,487
Polskie Gornictwo Naftowe i Gazownictwo S.A.	60,254	92,045
PZU S.A.	282	40,993
Synthos S.A.	49,633	68,927
Tauron Polska Energia S.A.	65,807	106,687
		1,767,181
QATAR—4.3%
Barwa Real Estate Company Q.S.C.	10,768	118,417
Commercial Bank of Qatar Q.S.C.	7,141	137,649
Doha Bank Q.S.C.	6,703	106,752
Industries Qatar Q.S.C.	6,457	330,133
Masraf Al Rayan Q.S.C.	8,473	129,590
Ooredoo Q.S.C.	5,116	186,133
Qatar Electricity & Water Company Q.S.C.	6,312	329,305
Qatar Islamic Bank SAQ	3,962	122,716
Qatar National Bank SAQ	3,076	171,290
Vodafone Qatar	29,069	168,499
		1,800,484
RUSSIA—3.4%
ALROSA ao	87,600	78,686
Gazprom (c)	6,681	47,034
JSC RusHydro (c)	34,005	61,209
LUKoil (c)	529	26,979
Magnit OJSC (Reg S) (d)	3,116	179,980
MegaFon (d)	2,931	74,389
Mobile TeleSystems (c)	4,259	63,629
Moscow Exchange MICEX-RTS	46,070	67,521
Norilsk Nickel Mining and Metallurgical Co. (c)	3,515	65,555
NovaTek OAO (Reg S) (d)	458	47,724
OAO Rostelecom *	28,390	75,843
OC Rosneft OJSC (Reg S) (d)	9,315	54,279
RusHydro JSC	5,089,000	90,660
Sberbank	54,910	105,258
Severstal (d)	9,886	98,662
Sistema JSFC (Reg S) (d)	6,801	46,927
Surgutneftegaz (c)	4,786	31,923
Tatneft (a)(c)	1,220	43,078
Uralkali OJSC	23,500	83,266
VTB Bank OJSC	72,030,000	70,986
		1,413,588
SOUTH AFRICA—5.3%
African Rainbow Minerals Limited	3,044	38,573
Anglogold Ashanti Ltd. (c)	3,117	37,404
Aspen Pharmacare Holdings Limited	2,605	77,526
Assore Ltd.	742	14,109
Barloworld Limited	13,711	112,167
Bidvest Group Limited	4,777	120,745
Discovery Ltd.	1,769	15,384
Exxaro Resources Ltd. (b)	10,631	120,648
Foschini Limited	4,520	46,851
Gold Fields Limited	3,713	14,518
Gold Fields Ltd. (c)	4,490	17,511
Growthpoint Properties Limited	21,002	45,767
Harmony Gold Mining Co., Ltd. (a)(c)	9,449	20,410
Impala Platinum Holdings Limited	2,939	22,614
Imperial Holdings Limited	5,534	85,137
Investec Ltd.	4,159	34,903
Life Healthcare Group Holdings Ltd.	20,143	79,346
Massmart Holdings Ltd.	4,531	49,189
Mediclinic International, Ltd.	9,731	79,168
MMI Holdings Ltd.	13,440	31,154
Mr Price Group Ltd.	4,456	83,678
MTN Group Limited	3,432	72,337
Nampak Ltd.	7,606	27,667
Naspers Limited N Shs	446	49,109
Netcare Limited	27,555	77,033
Northam Platinum, Ltd.	9,967	32,456
Pick n Pay Stores Ltd.	10,396	48,528
PPC, Ltd.	8,454	22,101
Redefine Properties Ltd.	26,601	22,867
Remgro Limited	1,906	38,437
RMI Holdings Ltd.	19,359	60,609
Sanlam Limited	7,618	43,995
Sappi Ltd.	8,232	32,383
Sasol Ltd.	1,809	98,130
Shoprite Holdings Ltd.	3,148	38,969
Spar Group Limited (The)	5,801	64,428
Steinoff International Holdings Limited	14,100	67,439
Tiger Brands Limited	2,360	65,837
Truworths International Ltd.	6,076	36,514
Vodacom Group (Proprietary) Limited	8,778	100,923
Woolworths Holdings Limited	9,145	56,543
		2,203,107
SOUTH KOREA—5.5%
Amore Pacific Corporation	25	56,669
Amorepacific Group	56	62,036
BS Financial Group, Inc.	1,490	23,863
Celltrion Inc. (a)(b)	1,686	78,209
CJ CheilJedang Corp.	116	42,597
Daewoo International Corporation	420	14,945
Daewoo Securities Co., Ltd. (a)	1,770	18,031
DGB Financial Group Inc.	1,410	22,448
Dongbu Insurance Co., Ltd.	443	24,978
Doosan Heavy Industries & Construction Co., Ltd.	1,230	30,364
Doosan Infracore Co., Ltd. (a)	3,730	39,235
E-MART Co., Ltd.	102	22,280
GS Holdings Corp.	1,490	56,903
Hana Financial Group, Inc.	490	17,877
Hankook Tire Co. Ltd.	714	34,846
Hanwha Corporation	600	16,745
Hanwha Life Insurance Co., Ltd.	2,670	17,964
Hyosung Corporation	364	26,078
Hyundai Heavy Industries Co., Ltd.	248	32,315
Hyundai Marine & Fire Insurance, Co., Ltd.	912	25,150
Hyundai Mobis Co.,Ltd.	73	17,779
Hyundai Steel Co., Ltd.	364	25,595
Hyundai Wia Corp.	165	33,618
Industrial Bank of Korea	1,890	28,567
Kangwon Land Inc.	980	33,293
KB Financial Group Inc.	840	30,686
KJB Financial Group Co., Ltd. (a)	190	1,917
KNB Financial Group Co., Ltd. (a)	290	3,243
Korea Aerospace Industries, Ltd.	290	11,199
Korea Electric Power Corporation	1,830	83,588
Korea Gas Corporation (a)	1,464	76,304
Korea Kumho Petrochemical Co., Ltd.	401	26,638
Korea Zinc Co., Ltd.	64	23,653
KT Corporation (c)	7,023	113,843
KT&G Corporation	320	28,657
LG Chem Ltd.	141	34,139
LG Display Co., Ltd. (a)	800	25,776
LG Household & Healthcare	45	21,620
LG Innotek Co., Ltd. (a)	149	16,238
LG Uplus Corp.	6,740	78,881
Lotte Chemical Corporation	190	25,297
Lotte Confectionery Co. Ltd.	13	26,844
Lotte Shopping Co., Ltd.	52	15,572
Naver Corp.	43	32,884
NCSoft Corporation	286	36,453
Orion Corporation	42	34,826
Paradise Co., Ltd.	1,235	40,435
POSCO	77	23,970
Samsung C&T Corp.	560	40,119
Samsung Card Co, Ltd.	420	20,776
Samsung Electro-Mechanics Co., Ltd.	282	13,228
Samsung Electronics Company, Ltd.	14	15,708
Samsung Fire & Marine Insurance Co., Ltd.	74	19,810
Samsung Life Insurance Co., Ltd	183	18,382
Samsung SDI Company, Ltd.	390	45,274
Samsung Securities Co., Ltd.	380	15,881
Shinhan Financial Group Co., Ltd.	600	27,633
Shinsegae Co., Ltd.	84	17,473
SK C&C Co., Ltd.	221	50,786
SK Hynix Inc. (a)	700	31,012
SK Innovation Co., Ltd.	680	52,261
SK Telecom Co., Ltd. (c)	2,365	71,754
S-Oil Corp.	1,543	62,583
Woori Finance Holdings Co., Ltd. (a)	2,508	31,016
Woori Investment & Securities Co., Ltd.	3,347	37,427
Yuhan Co., Ltd.	504	88,836
		2,275,007
TAIWAN—6.7%
Asia Cement Corporation	20,808	26,575
Asia Pacific Telecom Co., Ltd.	111,000	64,587
AU Optronics Corp. (c)	7,122	29,627
Cathay Financial Holding Co., Ltd.	13,453	21,913
Chang Hwa Commercial Bank	36,016	22,081
Cheng Shin Rubber Industry Co., Ltd.	36,900	81,395
China Airlines Ltd. (a)	162,000	54,320
China Life Insurance Co,. Limited	37,400	30,860
China Motor Corporation	22,000	19,599
China Steel Corporation	41,208	35,221
Chinatrust Financial Holding Co., Ltd.	27,739	18,648
Chunghwa Telecom Co., Ltd. (b)(c)	5,677	170,140
CTCI Corporation	22,000	37,463
Eclat Textile Co., Ltd.	4,160	37,812
EVA Airways Corporation (a)	89,000	47,105
Evergreen Marine Corporation (a)	46,000	26,992
Far Eastern Department Stores Ltd.	36,720	35,429
Far Eastern New Century Corporation	69,268	69,793
Far EasTone Telecommunications Co., Ltd.	54,000	103,493
Farglory Land Development Co., Ltd.	7,000	8,250
First Financial Holding Company Ltd.	74,900	45,182
Formosa Chemicals & Fiber Corporation	11,330	26,184
Formosa International Hotels Corporation	2,420	25,696
Formosa Petrochemical Corporation	55,000	133,434
Formosa Plastics Corporation	35,480	84,094
Formosa Taffeta Co., Ltd.	32,000	31,454
Fubon Financial Holding Co., Ltd.	14,000	21,493
Giant Manufacturing Co., Ltd.	4,000	31,164
Highwealth Construction Corp.	21,000	33,551
HIWIN Technologies Corp.	3,090	27,630
Hotai Motor Co., Ltd.	2,000	27,219
Hua Nan Financial Holdings Co., Ltd.	40,015	23,349
Lite-On Technology Corp.	15,075	21,731
Mega Financial Holding Co., Ltd.	23,751	19,481
Merida Industry Co., Ltd.	3,150	21,953
Nan Ya Plastics Corporation	29,100	63,711
Pou Chen Corporation	21,000	23,334
President Chain Store Corp.	17,000	121,830
Realtek Semiconductor Corporation	16,000	56,806
Ruentex Development Company Limited	23,000	37,162
Ruentex Industries Ltd.	31,000	68,992
ScinoPharm Taiwan Ltd.	65,603	134,572
Standard Foods Corporation	40,275	90,693
Synnex Technology International Corp.	18,000	24,852
Taishin Financial Holding Co., Ltd.	43,934	20,581
Taiwan Business Bank Co., Ltd. (a)	65,977	19,477
Taiwan Cement Corporation	16,000	23,827
Taiwan Cooperative Financial Holding Co., Ltd.	52,311	28,202
Taiwan Fertilizer Co., Ltd.	50,000	82,677
Taiwan Glass Industry Corporation	43,000	35,622
Taiwan Mobile Co., Ltd.	34,000	103,164
Taiwan Semiconductor Manufacturing Co., Ltd. (c)	1,057	21,330
TECO Electric & Machinery Co., Ltd.	25,000	25,683
TSRC Corp.	25,200	30,237
U-Ming Marine Transport Corporation	41,000	62,404
Uni-President Enterprises Corporation	69,557	120,732
Walsin Lihwa Corporation (a)	69,000	22,683
Yang Ming Marine Transport Corporation (a)	63,000	27,441
Yuanta Financial Holding Co., Ltd.	32,800	16,174
Yulon Motor Co., Ltd.	12,000	17,949
		2,795,053
THAILAND—5.7%
Advanced Info Service For Rg	20,900	145,027
Airports of Thailand PCL	16,500	121,619
Bangkok Bank PCL (e)	7,700	48,444
Bangkok Dusit Medical Services PLC	246,700	140,754
Banpu Public Company Limited	52,000	47,309
BEC World PCL	57,900	83,926
BTS Group Holdings PCL (b)	399,300	123,146
Bumrungrad Hospital PLC	27,700	112,765
Central Pattana PCL	35,600	51,053
Charoen Pokphand Foods PCL	150,100	140,032
CP ALL PCL	82,600	113,997
Glow Energy PCL	74,500	218,847
Home Product Center PCL	248,266	79,629
Indorama Ventures Public Company Limited	85,500	67,240
IRPC PCL	501,100	53,162
Kasikornbank PCL (e)	10,400	75,374
Krung Thai Bank PCL	72,200	52,772
Minor International PCL	100,900	115,137
PTT Exploration & Production PCL	16,300	80,432
PTT Global Chemical PCL	28,700	53,992
PTT PCL	7,100	78,828
Siam Cement Pub Co-for Reg	2,700	37,471
Siam Cement Public Company (e)	4,700	65,227
Siam Commercial Bank PCL	11,300	63,426
Thai Oil PCL	25,300	40,184
TMB Bank Public Company Limited	897,200	85,224
True Corp PCL (a)	249,589	91,599
		2,386,616
TURKEY—4.0%
Akbank T.A.S.	11,515	37,470
Anadolu Efes Biracilik VE (a)	5,613	64,739
Arcelik A.S.	12,843	68,432
BIM Birlesik Magazalar A.S.	2,987	62,419
Coca-Cola Icecek A.S.	2,848	61,388
Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	24,832	25,918
Enka Ins¸aat ve Sanayi A.S¸.	32,264	73,577
Eregli Demir ve Celik Fabrikalari T.A.S.	78,577	145,765
Ford Otomotiv Sanayi A.S. (a)	8,984	103,029
Haci Omer Sabanci Holding A.S.	8,284	34,804
Koc¸ Holding A.S.	15,061	69,352
Koza Altin Isletmeleri A.S.	12,479	92,761
TAV Havalimanlari Holding A.S.	6,269	50,311
Tofas Turk Otomobil Fabrikasi A.S.	12,079	67,805
Tupras—Turkiye Petrol Rafinerileri A.S.	7,476	149,995
Turk Hava Yollari A.O. (a)	18,791	53,318
Turk Telekomunikasyon A.S.	37,251	98,182
Turkcell Iletisim Hizmetleri A.S. (a)(c)	7,788	102,334
Turkiye Garanti Bankasi A.S.	6,906	24,229
Turkiye Halk Bankasi A.S.	4,428	26,604
Turkiye Sise ve Cam Fabrikalari A.S.	60,578	76,777
Turkiye Vakiflar Bankasi T-d	14,604	27,027
Ulker Biskuvi Sanayi A.S.	12,485	82,677
Yapi ve Kredi Bankasi A.S.	31,666	62,075
		1,660,988
United Arab Emerates—3.2%
Abu Dhabi Commercial Bank	58,017	133,793
Aldar Properties PJSC	94,558	100,921
Arabtec Holding Company PJSC	112,080	140,373
DP World Ltd.	11,321	234,911
Dubai Financial Market PJSC	100,998	92,395
Dubai Islamic Bank PSJ	63,465	143,420
Emaar Properties PJSC	41,914	131,807
First Gulf Bank PJSC	29,454	150,363
National Bank of Abu Dhabi PJSC	48,259	189,864
		1,317,847
TOTAL COMMON STOCK
(Cost $37,348,606)		38,439,986

Preferred Stock—2.7% BRAZIL—0.9%
AES Tiete S.A.	2,800	24,639
Banco Bradesco S.A.	3,100	44,101
Bradespar S.A.	6,800	49,757
Centrais Eletricas Brasileiras S.A.	3,900	16,084
Itausa-Investimentos Itau S.A.	6,380	24,150
Lojas Americanas S.A.	4,250	24,105
Metalurgica Gerdau S.A.	3,500	20,222
Oi S.A.	51,100	36,306
Petróleo Brasileiro S.A.	4,500	33,240
Suzano Papel e Celulose S.A.	12,700	51,028
Usiminas Usi Sd Mg (a)	4,500	11,705
Vale S.A., Class A	2,000	19,420
		354,757
CHILE—0.2%
Embotelladora Andina S.A.	30,427	98,505
COLOMBIA—1.0%
Banco Davivienda S.A.	6,282	90,639
Bancolombia S.A..	5,889	83,512
Grupo Argos S.A.	8,530	94,964
Grupo Aval Acciones y Valores S.A.	96,196	66,161
Grupo de Inversiones Suramericana S.A.	4,154	83,244
		418,520
RUSSIA—0.4%
AK Transneft OAO	27	58,902
Sberbank	44,010	64,012
Surgutneftegas OAO	68,900	47,707
		170,621
SOUTH KOREA—0.2%
Hyundai Motor Company Ltd.	252	28,657
LG Chem Ltd.	149	23,157
Samsung Electronics Co. Ltd.	27	22,976
		74,790
TOTAL PREFERRED STOCK
(Cost $1,227,853)		1,117,193

Exchange Traded Funds—0.0% United States—0.0%
iShares MSCI Emerging Markets Index Fund	100	4,156
Vanguard FTSE Emerging Markets ETF (b)	544	22,690
(Cost $28,079)		26,846

Exchange Traded Notes—4.4%
United Kingdom—4.4%
iPath MSCI India Index ETN (a) (Cost $1,365,443)	25,900	1,818,180

Short Term Investments—0.2%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement .0%, 10/01/14, (Dated 09/30/14), Collateralized by 70,000 par U.S. Treasury Note-8.0% due 11/15/2021, Market Value $98,984, Repurchase Proceeds $92,064 (Cost $92,064)	$92,064	$92,064
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)
(Cost $40,062,045)		41,494,269
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED—3.4%

Money Market—3.4%
Western Asset Institutional Cash Reserves—Inst. (Cost $1,401,525)	$1,401,525	$1,401,525
TOTAL INVESTMENTS—103.1%		42,895,794
(Cost $41,463,570)
OTHER ASSETS & LIABILITIES (Net)—(3.1%)		(1,271,994)
NET ASSETS—100%		$41,623,800

*	Fair valued by Valuation Committee as delegated by Pear Tree Funds Board of Trustees that represent 0.2% of net assets as of September 30, 2014.
(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan.
(c)	ADR—American Depository Receipts
(d)	GDR—Global Depository Receipts
(e)	NVDR—Non-Voting Depository Receipts

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Financials	18.8%
Telecommunication Services	11.2%
Consumer Staples	11.1%
Industrials	10.9%
Materials	10.2%
Consumer Discretionary	9.7%
Utilities	8.9%
Energy	7.5%
Health Care	4.8%
Information Technology	2.0%
Exchange Traded Funds	0.0%
Exchange Traded Notes	4.4%
Cash and Other Assets (Net)	0.5%

PEAR TREE POLARIS FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

Common Stock—93.7%
	Shares	Value
AUSTRALIA—1.8%
BHP Billiton plc (b)	509,500	$ 28,292,535
BELGIUM—1.9%
Solvay S.A.	192,547	29,637,428
CANADA—2.4%
Methanex Corporation	567,507	37,869,553
FINLAND—4.7%
Caverion Corporation	840,216	6,418,689
Kone OYJ, Class B	759,800	30,528,081
Konecranes OYJ	971,780	26,136,510
YIT OYJ	1,438,416	11,097,516
		74,180,796
FRANCE—6.6%
Christian Dior S.A.	181,173	30,357,391
Imerys S.A.	420,183	30,974,379
Ipsos	588,780	15,021,453
Maurel et Prom (a)	1,853,506	26,107,400
Transgene S.A. (a)	159,360	1,750,647
		104,211,270
GERMANY—15.6%
BASF SE	296,400	27,182,806
Deutsche Telekom AG	2,374,522	35,979,696
Freenet AG	1,235,439	32,143,560
Hannover Rueck SE	365,800	29,570,551
Lanxess AG	506,100	27,929,779
Muenchener Rueckvers AG	151,730	29,993,322
Symrise AG	603,150	32,116,557
Wincor Nixdorf AG	634,950	32,519,025
		247,435,296
HONG KONG—2.4%
Guangdong Investment Limited	24,309,800	28,395,532
REXLot Holdings Limited	98,325,000	10,003,509
		38,399,041
INDIA—2.3%
Infosys Technologies Ltd. (b)	594,545	35,964,027
IRELAND -4.2%
CRH plc	1,310,629	29,970,795
Greencore Group plc	9,817,304	37,257,925
		67,228,720
ISRAEL—2.4%
Teva Pharmaceuticals SP (b)	697,619	37,497,021
ITALY—3.3%
GTECH SpA	1,277,265	30,336,806
Trevi Finanziaria SpA	3,087,826	21,892,866
		52,229,672
JAPAN—8.5%
Asahi Group Holdings Ltd.	1,105,400	31,980,252
KDDI Corporation	547,600	32,918,412
Meiji Holdings Co., Ltd.	484,000	38,261,044
Showa Denko K.K.	23,365,000	30,677,547
		133,837,255
NORWAY—6.3%
DnB Bank ASA	1,805,492	33,793,194
SpareBank 1 SR-Bank ASA	3,312,673	31,439,560
Yara International ASA	682,300	34,245,837
		99,478,591
RUSSIA—0.6%
Sberbank of Russia (b)	1,312,300	10,325,177
SOUTH AFRICA—2.1%
Sasol Ltd.	604,135	32,771,398
SOUTH KOREA—1.8%
Samsung Electronics Company Ltd.	25,385	28,482,199
SWEDEN—7.5%
Duni AB	1,779,500	22,311,393
Investor AB, Class B	904,856	31,991,916
Loomis AB, Class B	1,104,048	31,585,527
Svenska Handelsbanken AB, Class A	681,500	32,054,260
		117,943,096
SWITZERLAND—2.2%
Novartis AG	374,850	35,364,688
THAILAND—2.0%
Thai Oil PCL	20,021,200	31,799,284
UNITED KINGDOM—15.1%
Barratt Developments plc	5,428,822	34,875,546
BBA Aviation plc	3,573,770	18,837,381
Bellway plc	1,301,206	33,069,347
Persimmon plc	1,461,909	31,629,093
Rexam plc	3,860,727	30,794,147
Standard Chartered plc	1,545,747	28,591,983
Taylor Wimpey plc	17,972,146	32,879,076
Tullow Oil plc	2,659,788	27,802,286
		238,478,859
TOTAL COMMON STOCK
(Cost $1,252,522,378)		1,481,425,906

SHORT TERM INVESTMENTS—5.7%
	Par Value	Value
Money Market—5.7%
State Street Global Advisors FDS (Cost $90,805,436)	$90,805,436	$90,805,436
TOTAL INVESTMENTS—99.4%
(Cost $1,343,327,814)		1,572,231,342
OTHER ASSETS & LIABILITIES (NET)—0.6%		9,116,877
NET ASSETS—100%		$1,581,348,219

(a)	Non-income producing security
(b)	ADR—American Depository Receipts
The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Materials	21.5%
Consumer Discretionary	15.2%
Financials	14.4%
Industrials	9.3%
Energy	7.5%
Consumer Staples	6.8%
Telecommunication Services	6.4%
Information Technology	6.1%
Health Care	4.7%
Utilities	1.8%
Cash and Other Assets (Net)	6.3%

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS
September 30, 2014 (Unaudited)

Common Stock—93.6%
	Shares	Value
AUSTRALIA—1.5%
Austal Limited (a)	552,530	$ 627,461
Programmed Maintenance Services Limited	1,430,000	3,447,728
		4,075,189
AUSTRIA—1.1%
Semperit AG Holding	66,300	3,055,670
BELGIUM—1.6%
Kinepolis Group	110,500	4,247,939
BRAZIL—1.8%
Equatorial Energia SA	487,637	4,938,096
CHINA—3.5%
China Hongxing Sports Limited (a)	10,258,400	80,420
Shanghai Mechanical & Electrical Industry Co. Ltd., Class B	2,248,563	4,879,382
Xinhua Winshare Publishing and Media Co., Ltd.	5,089,500	4,483,246
		9,443,048
DENMARK—1.4%
DFDS A/S Copenhagen (a)	48,400	3,809,472
FINLAND—1.1%
PKC Group OYJ	150,200	3,036,416
FRANCE—2.5%
Bonduelle S.A.	134,800	3,446,791
Ipsos SA	136,767	3,489,316
		6,936,107
GERMANY—5.0%
Freenet AG	208,000	5,411,728
QSC AG	1,856,139	5,228,897
Sixt SE	93,977	3,018,237
		13,658,862
HONG KONG—7.1%
REXLot Holdings Limited	34,200,000	3,479,482
Samson Holding Ltd.	30,834,800	4,090,154
Texwinca Holdings Limited	3,728,200	3,202,480
VST Holdings Ltd.	15,775,360	4,733,654
VTech Holdings Limited	309,500	3,802,510
		19,308,280
INDIA—7.1%
KRBL Ltd.	3,154,200	5,153,154
LIC Housing Finance Ltd.	759,900	3,998,826
NIIT Technologies Ltd.	628,575	4,075,153
South Indian Bank Ltd.	8,063,748	3,381,656
Usha Martin Group Ltd. (a)	7,077,298	2,687,219
		19,296,008
IRELAND—6.5%
Glanbia plc	247,100	3,566,309
Greencore Group plc	1,458,198	5,534,048
IFG Group plc	1,737,985	3,467,394
UDG Healthcare plc	938,639	5,035,872
		17,603,623
ITALY—2.7%
De’Longhi SpA	180,910	3,641,254
Trevi Finanziaria SpA	539,100	3,822,250
		7,463,504
JAPAN—13.1%
Ain Pharmaciez, Inc.	172,000	3,926,947
BML, Inc.	166,800	5,262,166
Chugoku Marine Paints Ltd.	760,000	5,703,031
Daicel Corporation	512,700	5,567,592
DaiichiKosho Co., Ltd.	132,600	3,565,420
Higashi Nihon House Co., Ltd.	777,900	3,766,263
Prima Meat Packers Ltd.	1,702,000	4,236,572
Unipres Corporation	186,700	3,658,248
		35,686,239
NORWAY—5.6%
ABG Sundal Collier Holding ASA	4,138,100	3,444,473
SpareBank 1 Nord-Norge	641,496	3,842,578
SpareBank 1 SMN	448,665	4,135,982
SpareBank 1 SR-Bank ASA	393,626	3,735,783
		15,158,816
PHILIPPINES—1.0%
Manila Water Company, Inc.	4,081,170	2,682,737
SINGAPORE—3.2%
BreadTalk Group Ltd.	3,487,100	3,704,155
M1 Ltd.	1,817,200	5,071,521
		8,775,676
SOUTH AFRICA—1.4%
Clicks Group Limited	639,630	3,790,149
SWEDEN—3.9%
Duni AB	264,000	3,310,035
Loomis AB	127,100	3,636,183
Nolato AB	160,600	3,637,839
		10,584,057
SWITZERLAND—1.9%
Vetropack Holding AG	3,186	5,308,055
TAIWAN—3.0%
Holtek Semiconductor, Inc.	2,133,600	3,766,476
WT Microelectronics Co., Ltd.	2,801,400	4,507,915
		8,274,391
THAILAND—5.2%
Hana Microelectronics PCL	3,552,780	4,629,297
Ratchaburi Electricity Generating Holding PCL	3,013,400	5,506,367
Thai Union Frozen Products PCL	1,785,974	4,075,931
		14,211,595
UNITED KINGDOM—12.4%
Alternative Networks plc	677,200	5,195,037
BBA Aviation plc	706,433	3,723,616
Character Group plc	496,900	1,724,620
Clarkson plc	102,600	3,910,441
Galliford Try plc	193,828	3,979,796
Halfords Group plc	470,131	3,617,976
Restaurant Group plc (The)	349,700	3,700,724
Vitec Group plc	394,820	3,928,478
Wetherspoon (J.D.) plc	303,100	3,922,829
		33,703,517
TOTAL COMMON STOCK
(Cost $211,566,283)		255,047,446

Preferred Stock—2.0%
GERMANY—2.0%
Dräegerwerk AG
(Cost $5,701,317)	61,900	5,479,094

Short Term Investments—4.2%
	Par Value	Value

Money Market—4.2%
State Street Global Advisors FDS
(Cost $11,425,597)	$11,425,597	$11,425,597
TOTAL INVESTMENTS—99.8%
(Cost $228,693,197)		271,952,137
OTHER ASSETS & LIABILITIES (NET)—0.2%		690,827
NET ASSETS—100%		$272,642,964

(a)	Non-income producing security
The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Net Assets)
Consumer Discretionary	22.5%
Industrials	15.1%
Consumer Staples	12.3%
Information Technology	10.7%
Financials	9.6%
Telecommunication Services	7.7%
Materials	7.1%
Health Care	5.8%
Utilities	4.8%
Cash and Other Assets (Net)	4.4%

PEAR TREE FUNDS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2014 (Unaudited)

	Small Cap	Quality
Assets:
Investments at Value of Non-affiliated securities (Includes collateral from securities on loan of $9,967,763; $889,100; $1,052,608; $1,401,525; $0: $0, respectively* (Note 2)	$110,406,882	$128,146,821
Investments at Value of Affiliated Securities	—	—
Repurchase Agreements/Commercial Paper	588,561	698,983
Foreign Currency at Value (Cost $275,352 for Emerging Markets, $115,064 for Risk Parity, $390,568 for Foreign Value and $341,326 for Foreign Value Small Cap)	—	8,821
Cash	—	—
Dividends, Interest and Foreign Tax Reclaims Receivable	48,324	217,164
Receivable for Investments Sold	3,494,248	23,359
Receivable for Shares of Beneficial Interest Sold	666	—
Other Assets	22,772	12,681
Total Assets	$114,561,453	$129,107,829
Liabilities:
Payable for Investments Purchased	2,190,433	—
Payable for Shares of Beneficial Interest Repurchased	46,339	2,786
Payable for Compensation of Manager (Note 3)	87,847	72,300
Payable for Distribution Fees (Note 3)	20,136	24,689
Payable to Transfer Agent (Note 3)	18,645	21,483
Payable for Collateral Received for Securities Loaned	9,967,763	889,100
Payable for Foreign Capital Gain Tax	—	—
Other Accrued Expenses	11,334	—
Total Liabilities	$12,342,497	$1,010,358
Net Assets	$102,218,956	$128,097,471

*	Includes securities on loan to brokers with market value of , $9,707,242; $870,546; $966,315; $1,302,562; $0: $0, respectively.)

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$113,183,979	$42,803,730	$1,572,231,342	$271,952,137
39,771,232	—	—	—
517,989	92,064	—	—

274,501	113,781	388,882	340,380
—	—	84,297	—
177,476	39,973	3,816,845	566,751
107,790	—	—	—
8,005	—	7,963,743	387,553
16,353	7,189	65,106	28,019
$154,057,325	$43,056,737	$1,584,550,215	$273,274,840

—	—	—	—
109,093	—	1,290,048	309,991
98,549	21,327	1,339,925	231,859
29,676	344	204,639	38,452
25,621	6,649	258,011	42,418
1,052,608	1,401,525	—	—
25,363	—	—	—
4,414	3,092	109,373	9,156
$1,345,324	$1,432,937	$3,201,996	$631,876
$152,712,001	$41,623,800	$1,581,348,219	$272,642,964

	Small Cap	Quality
Net Assets Consist Of:
Shares of Beneficial Interest	$73,218,044	$97,523,786
Undistributed Net Investment Income	(521,291)	1,044,738
Accumulated Net Realized Gain/(Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency	12,767,732	11,814,686
Unrealized Appreciation/(Depreciation) of Investments and Foreign Denominated Assets, Liabilities and Currency	16,754,471	17,714,261
Net Assets	$102,218,956	$128,097,471
Investments at Cost– Non-affiliated securities	$94,240,972	$111,131,457
Investments at Cost– Affiliated securities	$—	$—
Net assets
Ordinary Shares	$93,443,990	$117,703,766
Institutional Shares	$8,774,966	$10,393,705
Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized)
Ordinary Shares	3,732,806	6,253,042
Institutional Shares	308,274	526,845
Net Asset Value and Offering Price Per Share
Ordinary Shares	$25.03	$18.82
Institutional Shares	$28.46	$19.73

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$163,773,236	$39,839,289	$1,585,949,270	$224,351,424
3,715,424	306,529	27,886,626	3,688,577

(18,260,258)	47,570	(261,227,708)	1,354,730

3,483,599	1,430,412	228,740,031	43,248,233
$152,712,001	$41,623,800	$1,581,348,219	$272,642,964
$111,978,464	$41,463,570	$1,343,327,814	$228,693,197
$37,979,929	$—	$—	$—

$136,796,139	$1,646,790	$966,434,212	$176,203,556
$15,915,862	$39,977,010	$614,914,007	$96,439,408

5,959,937	155,054	53,053,562	13,693,373
683,035	3,742,870	33,699,538	7,473,669

$22.95	$10.62	$18.22	$12.87
$23.30	$10.68	$18.25	$12.90

PEAR TREE FUNDS

STATEMENT OF OPERATIONS
6 Months Ended September 30, 2014 (Unaudited)

	Small Cap	Quality
Investment Income:
Dividends*	$641,770	$1,489,618
Interest	—	—
Sec Lending Income	79,727	1,716
Total Investment Income	$721,497	$1,491,334
Expenses:
Compensation of Manager (Note 3)	545,970	638,450
Distribution Fees, Ordinary Shares (Note 3)	124,848	146,906
Administrative Fees (Note 3)	16,815	19,196
Custodian and Fund Accounting Fees	14,000	16,000
Regulatory and Compliance (Note 3)	5,300	6,030
Transfer Agent Fees (Note 3):
Ordinary Shares	82,750	96,687
Institutional Shares	7,658	8,320
Audit and Legal	6,979	7,940
Registration Fees	16,904	15,933
Insurance	1,797	2,051
Compensation of Trustees (Note 3)	3,436	3,913
Printing	3,910	4,412
Miscellaneous	3,478	3,978
Total Expenses Before Waivers/Reimbursements/Reductions	833,845	969,816
Waivers and/or Reimbursements of Expenses (Note 3)	—	(163,284)
Expenses, Net	$833,845	$806,532
Net Investment Income/(Loss)	$(112,348)	$684,802
Realized and Unrealized Gain/(Loss) on Investments,
Foreign Currency, and Foreign Translation:
Net Realized Gain/(Loss) (Note 2) on:
Investments	5,928,468	8,275,276
Foreign Denominated Assets, Liabilities, and Currency	—	(264)
Change in Unrealized Appreciation/(Depreciation) of:
Investments	(16,620,344)	(3,995,637)
Foreign Denominated Assets, Liabilities, and Currency	—	(87)
Net Realized and Unrealized Gain/(Loss)	(10,691,876)	4,279,288
Net Increase/(Decrease) in Net Assets From Operations	$(10,804,224)	$4,964,090

*	Dividends are net of foreign withholding taxes of $3,915: $13,398: $314,208: $75,371: $2,459,125, and $380,879 respectively.

Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap

$2,733,614	$586,862	$28,314,014	$4,412,363
—	—	19,660	545
28,530	8,606	—	—
$2,762,144	$595,468	$28,333,674	$4,412,908

601,981	121,054	8,032,147	1,205,798
178,412	1,795	1,232,208	214,037
23,614	5,830	238,917	33,627
79,323	89,933	213,000	63,000
7,399	1,817	74,806	10,440

117,059	1,192	802,374	139,555
13,340	31,486	501,663	56,507
15,492	2,392	98,501	15,377
19,045	6,738	46,610	21,621
2,522	623	25,497	3,596
4,804	1,181	48,561	6,789
5,385	1,316	54,531	7,528
4,873	1,203	49,371	6,925

1,073,249	266,560	11,418,186	1,784,800
—	—	—	—
$1,073,249	$266,560	$11,418,186	$1,784,800
$1,688,895	$328,908	$16,915,488	$2,628,108

1,548,236	276,186	(30,548)	4,317,821
(32,608)	(7,711)	(189,367)	(104,992)

2,319,228	415,982	(118,000,800)	(14,832,390)
(7,417)	(2,699)	(194,507)	(10,263)
3,827,439	681,758	(118,415,222)	(10,629,824)
$5,516,334	$1,010,666	$(101,499,734)	$(8,001,716)

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	__________ Small Cap _________
	Semi-Annual Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(112,348)	$(340,386)
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	5,928,468	18,094,547
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(16,620,344)	7,230,917
Net increase/(decrease) from operations	$(10,804,224)	$24,985,078
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$—
Institutional shares	—	—
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$—

Fund share transactions (Note 8)	(4,158,899)	(17,078,515)
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$(14,963,123)	$7,906,563
Net assets beginning of period	117,182,079	109,275,516
Net assets end of period*	$102,218,956	$117,182,079

* Includes undistributed net investment income/(loss) of:	$(521,291)	$(408,943)

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	________________ Quality ______________
	Semi-Annual Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$684,802	$1,308,717
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	8,275,012	8,532,529
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(3,995,724)	6,564,610
Net increase/(decrease) from operations	$4,964,090	$16,405,856
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(1,155,444)
Institutional shares	—	(114,089)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(1,269,533)

Fund share transactions (Note 8)	(1,768,772)	8,156,939
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$3,195,318	$23,293,262
Net assets beginning of period	124,902,153	101,608,891
Net assets end of period*	$128,097,471	$124,902,153

* Includes undistributed net investment income/(loss) of:	$1,044,738	$360,382

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	______ Emerging Markets _______
	Semi-Annual Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$1,688,895	$2,206,715
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	1,515,628	10,946,643
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	2,311,811	(20,581,171)
Net increase/(decrease) from operations	$5,516,334	$(7,427,813)
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(1,723,075)
Institutional shares	—	(218,189)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(1,941,264)
Fund share transactions (Note 8)	(81,547)	1,214,076
Contributions to capital from investment manager/brokers	—	140
Increase/(decrease) in net assets	$5,434,787	$(8,154,861)
Net assets beginning of period	147,277,214	155,432,075
Net assets end of period*	$152,712,001	$147,277,214

* Includes undistributed net investment income/(loss) of:	$3,715,424	$2,022,217

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	_________ Risk Parity _________
	Semi-Annual Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$328,908	$16,355
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	268,475	(76,843)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	413,283	1,017,130
Net increase/(decrease) from operations	$1,010,666	$956,642
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(244)
Institutional shares	—	(11,782)
Net realized gains
Ordinary shares	—	(4,284)
Institutional shares	—	(166,488)
Total distributions	$—	$(182,798)
Fund share transactions (Note 8)	6,889,599	32,948,441
Contributions to capital from investment manager/brokers	—	1,250
Increase/(decrease) in net assets	$7,900,265	$33,723,535
Net assets beginning of period	33,723,535	—
Net assets end of period*	$41,623,800	$33,723,535

* Includes undistributed net investment income/(loss) of:	$306,529	$(22,379)

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	________ Foreign Value ________
	Semi-Annual Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$16,915,488	$13,340,825
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	(219,915)	(17,992,938)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(118,195,307)	243,330,147
Net increase/(decrease) from operations	$(101,499,734)	$238,678,034
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(6,913,696)
Institutional shares	—	(1,994,868)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(8,908,564)

Fund share transactions (Note 8)	203,946,812	363,655,310
Contributions to capital from investment manager/brokers	1,478	283

Increase/(decrease) in net assets	$102,448,556	$593,425,063
Net assets beginning of period	1,478,899,663	885,474,600
Net assets end of period*	$1,581,348,219	$1,478,899,663

* Includes undistributed net investment income/(loss) of:	$27,886,626	$10,971,136

PEAR TREE FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value __________ Small Cap ___________
	Semi-Annual Ended September 30, 2014 (Unaudited)	Year Ended March 31, 2014
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$2,628,108	$1,644,980
Net realized gain/(loss) on investments
Foreign denominated assets, liabilities, and currency	4,212,829	(1,645,390)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(14,842,653)	32,438,804
Net increase/(decrease) from operations	$(8,001,716)	$32,438,394
Distributions to shareholders from:
Net investment income
Ordinary shares	$—	$(1,131,114)
Institutional shares	—	(360,329)
Net realized gains
Ordinary shares	—	—
Institutional shares	—	—
Total distributions	$—	$(1,491,443)

Fund share transactions (Note 8)	94,905,741	39,526,627
Contributions to capital from investment manager/brokers	—	—

Increase/(decrease) in net assets	$86,904,025	$70,473,578
Net assets beginning of period	185,738,939	115,265,361
Net assets end of period*	$272,642,964	$185,738,939

* Includes undistributed net investment income/(loss) of:	$3,688,577	$1,060,469

PEAR TREE COLUMBIA SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.62	$22.50	$20.36	$19.92	$16.45	$10.22
Income from Investment Operations:
Net investment income (loss) (a)(b)	(0.03)	(0.08)	(0.03)	(0.08)	0.04	0.11
Net realized and unrealized gain/(loss) on securities	(2.56)	5.20	2.17	0.57	3.52	6.15
Total from Investment Operations	(2.59)	5.12	2.14	0.49	3.56	6.26
Less Distributions:
Dividends from net investment income	—	—	—	(0.05)	(0.09)	(0.03)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	—	—	(0.05)	(0.09)	(0.03)
Net Asset Value, End of Period	$25.03	$27.62	$22.50	$20.36	$19.92	$16.45
Total Return	(9.38)%	22.76%	10.51%	2.48%	21.69%	61.27%
Net Assets, End of Period (000’s)	$93,444	$107,370	$101,275	$95,870	$113,675	$99,444
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.55%	1.53%	1.63%	1.67%	1.64%	1.65%
Net	1.55%	1.53%	1.63%	1.67%	1.64%	1.65%
Ratio of net investment income (loss) to average net assets (b)	(0.23)%	(0.30)%	(0.16)%	(0.44)%	0.23%	0.81%
Portfolio Turnover	47%	67%	54%	53%	71%	50%

	Instutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$31.37	$25.48	$23.00	$22.50	$18.56	$11.51
Income from Investment Operations:
Net investment income (loss) (a)(b)	—	(0.02)	0.02	(0.04)	0.09	0.20
Net realized and unrealized gain/(loss) on securities	(2.91)	5.91	2.46	0.63	3.98	6.91
Total from Investment Operations	(2.91)	5.89	2.48	0.59	4.07	7.11
Less Distributions:
Dividends from net investment income	—	—	—	(0.09)	(0.13)	(0.06)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	—	—	(0.09)	(0.13)	(0.06)
Net Asset Value, End of Period	$28.46	$31.37	$25.48	$23.00	$22.50	$18.56
Total Return	(9.28)%	23.12%	10.78%	2.69%	21.98%	61.83%
Net Assets, End of Period (000’s)	$8,775	$9,812	$8,000	$6,242	$7,806	$7,146
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.30%	1.28%	1.38%	1.42%	1.39%	1.41%
Net	1.30%	1.28%	1.38%	1.42%	1.39%	1.41%
Ratio of net investment income (loss) to average net assets (b)	0.02%	(0.08)%	0.07%	(0.19)%	0.48%	1.35%
Portfolio Turnover	47%	67%	54%	53%	71%	50%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE QUALITY FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.10	$15.85	$14.33	$12.36	$11.37	$8.24
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.10(b)	0.19(b)	0.16(b)	0.17(b)	0.09(b)	0.05
Net realized and unrealized gain/(loss) on securities	0.62	2.24	1.52	1.92	1.01	3.10
Total from Investment Operations	0.72	2.43	1.68	2.09	1.10	3.15
Less Distributions:
Dividends from net investment income	—	(0.18)	(0.16)	(0.12)	(0.11)	(0.02)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.18)	(0.16)	(0.12)	(0.11)	(0.02)
Net Asset Value, End of Period	$18.82	$18.10	$15.85	$14.33	$12.36	$11.37
Total Return	3.98%	15.40%	11.85%	16.99%	9.78%(d)	38.30%(d)
Net Assets, End of Period (000’s)	$117,704	$114,857	$98,033	$92,557	$62,920	$54,213
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.54%	1.55%	1.62%	1.66%	1.93%	2.10%
Net including dividend and interest expense for securities sold short	N/A	N/A	N/A	N/A	1.89%	2.10%
Net excluding dividend and interest expense for securities sold short	1.28%	1.30%	1.46%	1.51%	1.85%	1.92%
Ratio of net investment income (loss) to average net assets (c)	1.05%	1.13%	1.11%	1.28%	0.84%	0.50%
Portfolio Turnover Excluding Short Positions	28%	35%	40%	68%	283%(f)	191%(f)

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.95	$16.58	$14.95	$12.85	$11.80	$8.54
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.13(b)	0.25(b)	0.24(b)	0.25(b)	0.12(b)	0.08
Net realized and unrealized gain/(loss) on securities	0.65	2.35	1.59	1.99	1.06	3.22
Total from Investment Operations	0.78	2.60	1.83	2.24	1.18	3.30
Less Distributions:
Dividends from net investment income	—	(0.23)	(0.20)	(0.14)	(0.13)	(0.04)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.23)	(0.20)	(0.14)	(0.13)	(0.04)
Net Asset Value, End of Period	$19.73	$18.95	$16.58	$14.95	$12.85	$11.80
Total Return	4.12%	15.74%	12.37%	17.57%	10.07%(d)	38.71%(d)
Net Assets, End of Period (000’s)	$10,393	$10,045	$3,576	$2,558	$809	$591
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.29%	1.31%	1.35%	1.41%	1.71%	1.81%
Net including dividend and interest expense for securities sold short	N/A	N/A	N/A	N/A	1.67%	1.81%
Net excluding dividend and interest expense for securities sold short	1.03%	1.03%	1.01%	1.00%	1.63%	1.63%
Ratio of net investment income (loss) to average net assets (c)	1.31%	1.38%	1.58%	1.85%	1.08%	0.75%
Portfolio Turnover Excluding Short Positions	28%	35%	40%	68%	283%(f)	191%(f)

Note: This Fund changed its investment strategy on January 27, 2011.
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)	The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(e)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
(f)	Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

PEAR TREE PANAGORA DYNAMIC EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.15	$23.56	$22.67	$25.18	$21.23	$12.06
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.25	0.33	0.37	0.41	0.24	0.18
Net realized and unrealized gain/(loss) on securities	0.55	(1.45)	0.85	(2.44)	3.96	9.05
Total from Investment Operations	0.80	(1.12)	1.22	(2.03)	4.20	9.23
Less Distributions:
Dividends from net investment income	—	(0.29)	(0.33)	(0.48)	(0.25)	(0.06)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.29)	(0.33)	(0.48)	(0.25)	(0.06)
Net Asset Value, End of Period	$22.95	$22.15	$23.56	$22.67	$25.18	$21.23
Total Return	3.61%	(4.77)%	5.41%	(7.80)%	19.86%	76.56%
Net Assets, End of Period (000’s)	$136,796	$131,920	$140,267	$145,201	$176,386	$205,727
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.37%	1.60%	1.76%	1.76%	1.77%	1.74%
Net	1.37%	1.60%	1.76%	1.76%	1.77%	1.74%
Ratio of net investment income (loss) to average net assets (b)	2.10%	1.50%	1.66%	1.80%	1.05%	0.99%
Portfolio Turnover	30%	61%	25%	56%	68%	120%

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.46	$23.88	$22.97	$25.53	$21.48	$12.19
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.28	0.39	0.43	0.41	0.42	0.27
Net realized and unrealized gain/(loss) on securities	0.56	(1.46)	0.87	(2.42)	3.89	9.11
Total from Investment Operations	0.84	(1.07)	1.30	(2.01)	4.31	9.38
Less Distributions:
Dividends from net investment income	—	(0.35)	(0.39)	(0.55)	(0.26)	(0.09)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.35)	(0.39)	(0.55)	(0.26)	(0.09)
Net Asset Value, End of Period	$23.30	$22.46	$23.88	$22.97	$25.53	$21.48
Total Return	3.74%	(4.52)%	5.69%	(7.56)%	20.14%	77.02%
Net Assets, End of Period (000’s)	$15,916	$15,358	$15,165	$15,569	$11,267	$26,247
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.12%	1.35%	1.49%	1.52%	1.51%	1.50%
Net	1.12%	1.35%	1.49%	1.52%	1.51%	1.50%
Ratio of net investment income (loss) to average net assets (b)	2.34%	1.74%	1.92%	1.81%	1.94%	1.48%
Portfolio Turnover	30%	61%	25%	56%	68%	120%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE PANAGORA RISK PARITY EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares	Ordinary Shares
	For the six months ended September 30,	June 27, 2013* through March 31,
	2014	2014
Net Asset Value, Beginning of Period	$10.30	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.07	(0.03)
Net realized and unrealized gain/(loss) on securities	0.25	0.40
Total from Investment Operations	0.32	0.37
Less Distributions:
Dividends from net investment income	—	—
Distributions from realized capital gains	—	(0.07)
Total Distributions	—	(0.07)
Net Asset Value, End of Period	$10.62	$10.30
Total Return	3.11%	3.68%***
Net Assets, End of Period (000’s)	$1,647	$652
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.58%	2.10%**
Net	1.58%	2.10%**
Ratio of net investment income (loss) to average net assets (b)	1.31%	(0.43)%**
Portfolio Turnover	24%	42%***

	Institutional Shares	Institutional Shares
	For the six months ended September 30,	June 27, 2013* through March 31,
	2014	2014
Net Asset Value, Beginning of Period	$10.35	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.09	0.01
Net realized and unrealized gain/(loss) on securities	0.24	0.41
Total from Investment Operations	0.33	0.42
Less Distributions:
Dividends from net investment income	—	—
Distributions from realized capital gains	—	(0.07)
Total Distributions	—	(0.07)
Net Asset Value, End of Period	$10.68	$10.35
Total Return	3.19%	4.19%***
Net Assets, End of Period (000’s)	$39,977	$33,071
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.31%	1.69%**
Net	1.31%	1.69%**
Ratio of net investment income (loss) to average net assets (b)	1.64%	0.09%**
Portfolio Turnover	24%	42%***

*	Fund commenced operations June 27, 2013.
**	Annualized.
***	Not Annualized.
(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE POLARIS FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Years Ended March 31,
	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.38	$15.83	$13.64	$14.68	$12.45	$6.97
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.20	0.19	0.15	0.12	0.07	0.13
Net realized and unrealized gain/(loss) on securities	(1.36)	3.49	2.12	(1.09)	2.31	5.71
Total from Investment Operations	(1.16)	3.68	2.27	(0.97)	2.38	5.84
Less Distributions:
Dividends from net investment income	—	(0.13)	(0.08)	(0.07)	(0.15)	(0.36)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.13)	(0.08)	(0.07)	(0.15)	(0.36)
Net Asset Value, End of Period	$18.22	$19.38	$15.83	$13.64	$14.68	$12.45
Total Return	(5.99)%	23.28%	16.73%	(6.55)%	19.17%(c)	84.05%(c)
Net Assets, End of Period (000’s)	$966,434	$908,108	$705,210	$386,011	$369,550	$369,626
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.52%	1.54%	1.59%	1.64%	1.62%	1.62%
Net	1.52%	1.54%	1.59%	1.64%	1.62%	1.62%
Ratio of net investment income (loss) to average net assets (b)	2.03%	1.11%	1.04%	0.93%	0.56%	1.17%
Portfolio Turnover	0%	3%	10%	18%	9%	24%

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$19.39	$15.83	$13.63	$14.68	$12.45	$6.98
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.22	0.24	0.17	0.14	0.10	0.14
Net realized and unrealized gain/(loss) on securities	(1.36)	3.48	2.15	(1.09)	2.31	5.71
Total from Investment Operations	(1.14)	3.72	2.32	(0.95)	2.41	5.85
Less Distributions:
Dividends from net investment income	—	(0.16)	(0.12)	(0.10)	(0.18)	(0.38)
Distributions from realized capital gains	—	—	—	—	—	—
Total Distributions	—	(0.16)	(0.12)	(0.10)	(0.18)	(0.38)
Net Asset Value, End of Period	$18.25	$19.39	$15.83	$13.63	$14.68	$12.45
Total Return	(5.88)%	23.58%	17.07%	(6.34)%	19.48%(c)	84.12%(c)
Net Assets, End of Period (000’s)	$614,914	$570,792	$180,265	$98,109	$78,790	$68,067
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.27%	1.28%	1.33%	1.39%	1.37%	1.37%
Net	1.27%	1.28%	1.33%	1.39%	1.37%	1.37%
Ratio of net investment income (loss) to average net assets (b)	2.23%	1.37%	1.22%	1.07%	0.79%	1.29%
Portfolio Turnover	0%	3%	10%	18%	9%	24%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(d)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Ordinary Shares
	For the six months ended September 30,	Period Ended March 31,
	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.17	$10.50	$9.02	$11.19	$10.28	$4.82
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.14	0.14	0.14	0.21	0.09	0.07
Net realized and unrealized gain/(loss) on securities	(0.44)	2.66	1.50	(1.29)	1.25	5.42
Total from Investment Operations	(0.30)	2.80	1.64	(1.08)	1.34	5.49
Less Distributions:
Dividends from net investment income	—	(0.13)	(0.16)	(0.10)	(0.08)	(0.03)
Distributions from realized capital gains	—	—	—	(0.99)	(0.35)	—
Total Distributions	—	(0.13)	(0.16)	(1.09)	(0.43)	(0.03)
Net Asset Value, End of Period	$12.87	$13.17	$10.50	$9.02	$11.19	$10.28
Total Return	(2.28)%	26.80%	18.34%	(8.20)%	13.12%(c)	114.00%(c)
Net Assets, End of Period (000’s)	$176,204	$138,321	$92,806	$72,737	$78,307	$124,971
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.55%	1.58%	1.66%	1.70%	1.69%	1.64%
Net	1.55%	1.58%	1.66%	1.70%	1.69%	1.64%
Ratio of net investment income (loss) to average net assets (b)	2.14%	1.23%	1.55%	2.14%	0.82%	0.82%
Portfolio Turnover	3%	4%	9%	22%	54%	14%

	Institutional Shares
	For the six months ended September 30,	Years Ended March 31,
	2014	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$13.19	$10.51	$9.03	$11.21	$10.30	$4.82
Income from Investment Operations:
Net investment income (loss) (a)(b)	0.15	0.16	0.17	0.24	0.09	0.11
Net realized and unrealized gain/(loss) on securities	(0.44)	2.67	1.49	(1.30)	1.28	5.41
Total from Investment Operations	(0.29)	2.83	1.66	(1.06)	1.37	5.52
Less Distributions:
Dividends from net investment income	—	(0.15)	(0.18)	(0.13)	(0.11)	(0.04)
Distributions from realized capital gains	—	—	—	(0.99)	(0.35)	—
Total Distributions	—	(0.15)	(0.18)	(1.12)	(0.46)	(0.04)
Net Asset Value, End of Period	$12.90	$13.19	$10.51	$9.03	$11.21	$10.30
Total Return	(2.20)%	27.16%	18.59%	(7.99)%	13.40%(c)	114.55%(c)
Net Assets, End of Period (000’s)	$96,439	$47,418	$22,459	$20,567	$23,973	$8,103
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.31%	1.33%	1.41%	1.43%	1.44%	1.43%
Net	1.31%	1.33%	1.41%	1.43%	1.44%	1.43%
Ratio of net investment income (loss) to average net assets (b)	2.27%	1.47%	1.88%	2.45%	0.92%	1.27%
Portfolio Turnover	3%	4%	9%	22%	54%	14%

(a)	Per share numbers have been calculated using the average shares method.
(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)	The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.
(d)	Ratios of expenses to average net assets:
—	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
—	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

PEAR TREE FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2014 (unaudited)

1. Organization of the Trust

Pear Tree Funds, (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has six series (each a “Fund” and collectively the “Funds”) each with a distinct investment objective.

Pear Tree Columbia Small Cap Fund (“Small Cap”) seeks maximum long-term capital appreciation.

Pear Tree Quality Fund (“Quality”) seeks long-term growth of capital.

Pear Tree PanAgora Dynamic Emerging Markets Fund (“Emerging Markets”) seeks long-term growth of capital.

Pear Tree PanAgora Risk Parity Emerging Markets Fund (“Risk Parity”) seeks long-term growth of capital.

Pear Tree Polaris Foreign Value Fund (“Foreign Value”) seeks long-term capital growth and income.

Pear Tree Polaris Foreign Value Small Cap Fund (“Foreign Value Small Cap”) seeks long-term capital growth and income.

Each of the Funds is a “non-diversified company,” within the meaning of the 1940 Act, other than Emerging Markets.

Each Fund offers two classes of shares, designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting (except as noted in the following sentence), redemptions, dividends and liquidation. Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund’s investments and income generated by these investments, as well as a Fund’s ability to repatriate such amounts. Information regarding each Fund’s principal risks is contained in the Funds’ prospectus. Please refer to the Funds’ prospectus when considering a Fund’s risks.

2. Significant Accounting Policies

Each Fund’s financial statements have been prepared in conformity with U.S. generally accepted accounting principles. Those principals require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day generally at the last reported sale price on the principal exchange or market on which they are traded. If on a business day there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For securities, where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures (the “Valuation Procedures”) established by the Funds’ Trustees (the “Trustees”), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate at the time of valuation. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using the Valuation Procedures. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund’s net asset value. Because foreign markets may be open at different times than when the New York Stock Exchange is open for regular trading, the value of a Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using the Valuation Procedures.

The Funds’ Valuation Procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset, liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers in changing an investment’s assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of September 30, 2014:
	Quoted Prices In Active Markets	Significant Other Observable Inputs	Significant Unobservable Inputs	Market Value at September 30, 2014
	Level 1	Level 2	Level 3	Total
Small Cap
Common Stock*	$88,323,972	$—	$—	$88,323,972
Depository Receipts	806,421	—	—	806,421
Real Estate Inv. Trusts	11,308,726	—	—	11,308,726
Short Term Investments	9,967,763	588,561	—	10,556,324
Total	$110,406,882	$588,561	—	$110,995,443
Quality
Common Stock*	115,116,422	—	—	$115,116,422
Depository Receipts	12,141,299	—	—	12,141,299
Short Term Investments	889,100	698,983	—	1,588,083
Total	$128,146,821	$698,983	—	$128,845,804
Emerging Markets
Common Stock*	95,948,928	2,007,239	—	97,956,167
Common Stock Units	642,438	—	—	642,438
Depository Receipts	9,866,305	—	—	9,866,305
Mutual Funds	40,150,924	—	—	40,150,924
Preferred Stock	2,874,118	—	—	2,874,118
Real Estate Inv. Trusts	412,651	—	—	412,651
Short Term Investments	1,052,608	517,989	—	1,570,597
Total	$150,947,972	$2,525,228	—	$153,473,200
Risk Parity
Common Stock*	32,086,581	2,197,571	—	34,284,152
Common Stock Units	157,900	—	—	157,900
Depository Receipts	3,812,959	—	—	3,812,959
Mutual Funds	1,845,026	—	—	1,845,026
Preferred Stock	1,117,193	—	—	1,117,193
Real Estate Inv. Trusts	184,975	—	—	184,975
Short Term Investments	1,401,525	92,064	—	1,493,589
Total	$40,606,159	$2,289,635	$—	$42,895,794
Foreign Value
Common Stock*	1,337,547,862	31,799,284	—	1,369,347,146
Depository Receipts	112,078,760	—	—	112,078,760
Short Term Investments	90,805,436	—	—	90,805,436
Total	$1,540,432,058	$31,799,284	—	$1,572,231,342
Foreign Value Small Cap
Common Stock*	240,755,431	14,211,595	80,420	255,047,446
Preferred Stock	5,479,094	—	—	5,479,094
Short Term Investments	11,425,597	—	—	11,425,597
Total	$257,660,122	$14,211,595	$80,420	$271,952,137

The following is a reconciliation of Level 3 assets for which unobservable inputs were used to determine fair value.
	Risk Parity Common Stock	Foreign Value Small Cap Common Stock
Balances as of 3/31/2014	$70,005	$81,523
Realized gain (loss)	$—	$—
Changed in unrealized appreciation (depreciation)	$5,838	$(1,103)
Purchases	$—	$—
Sales	$—	$—
Transfer out to Level 1	$(75,843)	$—
Balances as of 9/30/2014	$—	$80,420

*	Refer to Schedule of Investments for breakout by industry or country.
*	Transfers between Levels are recognized at the end of the reporting period.
*
Emerging Markets Fund transferred $1,762,399 out of Level 2 into Level 1. Risk Parity transferred $2,733,603 out of Level 2 into Level 1, and $75,843 out of Level 3 into Level 1. Small Cap, Quality, Foreign Value and Foreign Value Small Cap Funds had no transfers at period end.

*	Common stock labeled as Level 2 balance consists of the market value of the associated Level 2 investments in the following industries:

	Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap
Banks	$972,081	$201,422	$—	$—
Chemicals	—	121,232	—	—
Construction Materials	—	37,471	—	—
Diversified Financials	567,277	—	—	—
Diversified Telecommunications	—	91,599	—	—
Electric Utilities	268,066	218,847	—	5,506,367
Electronic Equipment & Instruments	199,815	—	—	4,629,297
Food and Drug Retailing	—	140,032	—	—
Food Products	—	—	—	4,075,931
Health Care Providers & Services		253,519	—	—
Hotels, Restaurants & Leisure	—	115,137	—	—
Media	—	83,926	—	—
Multiline Retail	—	113,997	—	—
Oil & Gas	—	299,915	31,799,284	—
Real Estate	—	51,053	—	—
Specialty Retail	—	79,629	—	—
Transportation Infrastructure	—	244,765	—	—
Wireless Telecommunication Services	—	145,027	—	—
	$2,007,239	$2,197,571	$31,799,284	$14,211,595

*	Common stock labeled as Level 3 balance consists of the market value of the associated Level 3 investments in the following industries:

	Emerging Markets	Risk Parity	Foreign Value	Foreign Value Small Cap
Leisure Equipment & Products	$—	$—	$—	$80,420

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2014;
Common Stock	Fair Value Sept. 30, 2014	Valuation Methodologies	Unobservable Input (1)	Range	Impact to Valuation from a Decrease in Input (2)
Foreign Value Small Cap	$80,420	Market Comparable	Comparability Adjustment	100%	Decrease

1.	In determining certain of these inputs, management evaluates a variety of factors including economic conditions, industry and market developments, and company specific developments.

2.
This column represents the directional change in the fair value of the Level 3 investments that would result from a decrease to the corresponding unobservable input. An increase to the observable input would have the opposite effect.

Offsetting Assets and Liabilities

The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial position. During the period ended September 30, 2014, the Funds were not subject to any master netting arrangements or similar agreements.

The table below shows the offsetting assets and liabilities relating to the repurchase agreement and the securities lending agreements shown on the Statement of Assets and Liabilities.
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Gross Amounts not offset in the statement of Financial Position
Repurchase Agreements				Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$588,561	$—	$588,561	$588,561	$—	$—
Quality	698,983	—	698,983	698,983	—	—
Emerging Markets	517,989	—	517,989	517,989	—	—
Risk Parity	92,064	—	92,064	92,064	—	—

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Gross Amounts not offset in the statement of Financial Position
Security Lending				Financial Instruments	Collateral Pledged (Received)	Net Amount
Small Cap	$9,967,763	$—	$9,967,763	$9,967,763(a)	$—	$—
Quality	889,100	—	889,100	889,100(a)	—	—
Emerging Markets	1,052,608	—	1,052,608	1,052,608(a)	—	—
Risk Parity	1,401,525	—	1,401,525	1,401,525(a)	—	—

(a)	Collateral for securities on loan is included in the Schedule of Investments.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications

In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be minimal.

Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financials were issued. There were no events or transactions that occurred during the period that materially impacted the accounts or disclosures in the Funds’ financial statements.

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain is recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund’s investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements

The Funds’ custodian takes possession of securities collateralizing repurchase agreements through the federal book-entry system. Collateral is marked-to-market daily to confirm that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Counterparty Credit Risk

Some transactions in which a Fund may engage involve instruments that are not traded on an exchange. Rather, these instruments are traded between counterparties based on contractual relationships. As a result, a Fund is subject to the risk that the counterparty will not perform obligations under the related contract. Although a Fund expects to enter into transactions only with counterparties believed by the Fund’s investment manager or Sub-Advisor to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

The purchase of participatory notes involves risk that is in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it is opened and the value at the time it is closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

There were no open foreign currency contracts held by any Fund at September 30, 2014.

Securities Lending

To generate additional income, each of Small Cap, Quality, Emerging Markets and Risk Parity use Securities Finance Trust Company (“eSecLending”) as lending agent. Small Cap , Quality , Emerging Markets and Risk Parity may each lend up to 30 percent of its assets pursuant to certain agreements (“Securities Lending Agreements”) requiring that the loan be continuously secured by cash or securities. Securities loaned are arranged by eSecLending with certain pre-approved borrowers, typically broker-dealers acting on behalf of their clients. The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105 percent of the market value of borrowings for Emerging Markets and Risk Parity, and 102 percent of the borrowings for the Small Cap and Quality. Collateral is marked-to-market daily. Cash collateral is invested in a registered money market fund.

Risks such as delay in recovery of securities may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks.

At September 30, 2014, the following Funds had collateral and loans outstanding of:
	Value of Collateral	Value of Loaned Securities
Small Cap	$9,967,763	9,707,242
Quality	889,100	870,546
Emerging Markets	1,052,608	966,315
Risk Parity	1,401,525	1,302,562

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution (12b-1) fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to distribution (12b-1) fees. Shareholders of each class share all expenses and fees paid to the transfer agent, Pear Tree Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3.)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur distribution (12b-1) fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the “Management Agreement”) with Pear Tree Advisors, Inc. (the “Manager”). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00 percent of the average daily total net assets of each of the Funds except for Risk Parity an annual rate 0.60 percent of the average daily total net assets.

The Manager has agreed that from December 1, 2013 to July 31, 2015, it will waive such portion of the management fees that it would otherwise receive under the Management Agreement for serving as investment manager to Quality, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Quality would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality’s net assets, and (b) an annual rate of 0.50 percent for Quality’s net assets in excess of $125 million. The Trustees of the Trust have the right to terminate this arrangement in their discretion.

In addition, under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap Fund to the extent that the total expenses of Small Cap Fund individually exceed 2 percent of average net assets for any fiscal year. Small Cap Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the six months ended September 30, 2014, aggregate management fees exclusive of fee waivers and Fund reimbursements, from all Funds were $11,145,400.

The Manager has entered into sub-advisory contracts with the following sub advisors (collectively the “Sub-Advisors”) to provide investment sub-advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap and Quality), PanAgora Asset Management, Inc. (Emerging Markets and Risk Parity), and Polaris Capital Management, LLC (Foreign Value and Foreign Value Small Cap).

For services rendered, the Manager pays to the Sub-Advisors of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. Currently, the fees paid by the Manager to the Sub-Advisors of the Funds are as follows:
Small Cap	0.47% of average daily total net assets

Quality	0.10% of the first $100 million and
0.08% of amounts in excess of $100 million but less than $250 million and
0.06% of amounts in excess of $250 million of average daily total net assets

Emerging Markets	0.47% of the first $300 million and
0.50% of amounts in excess of $300 million of average daily total net assets

Risk Parity	0.25% of the first $300 million and
0.30% of amounts in excess of $300 million but less than $600 million and
0.35% of amounts in excess of $600 million of average daily total net assets
Foreign Value	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of assets in excess of $200 million of average daily total net assets

Foreign Value Small Cap	0.35% of the first $35 million and
0.40% of amounts in excess of $35 million but less than $200 million and
0.50% of amounts in excess of $200 million of average daily total net assets.

The Funds have entered into a distribution agreement (the “Distribution Agreement”) with U.S. Boston Capital Corporation (the “Distributor”). For its services under the Distribution Agreement, the Distributor receives the distribution (12b-1) fees, that is, 0.25 percent of the average daily net asset value of the Ordinary Shares of the Funds, payable monthly.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the six months ended September 30, 2014 the aggregate distribution fees of the Funds were $1,898,206.

Transfer agent functions are provided to the Funds by Pear Tree Institutional Services, a division of the Manager (the “Transfer Agent”) pursuant to a transfer agent agreement (the “Transfer Agent Agreement”). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16 percent of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the six months ended September 30, 2014, the aggregate fees of the Funds were $1,858,591.

Pursuant to an Administration Agreement, the Manager provides certain administrative services to the Funds. During the six months ended September 30, 2014, fees paid pursuant to this agreement were $337,999.

The Trustees have approved reimbursement to the Manager for a percentage of the compensation paid by the Manager to the Trust’s Chief Compliance Officer. For the six months ended September 30, 2014, the Trust reimbursed the Manager for the Chief Compliance Officer’s compensation in the amount of $105,792.

Custody and fund accounting services are provided by State Street. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

For the six months ended September 30, 2014, each Trustee who was not an “interested person” of the Trust, as that term is defined in the 1940 Act, received a fee for serving in that role of $29,500, and each of the Chairman of the Trustees’ Audit Committee and the Lead Independent Trustee of the Trustees received an additional $3,000. Compensation for the services of the Trustee who was an interested person of the Trust during that period was paid by the Manager. All fees paid to the Trustees were allocated among the Funds in proportion to their respective net assets.

As of September 30, 2014,the market value of all securities of affiliated companies held in Emerging Markets Fund amounted to $39,771,232, representing 26.0% of net assets.
Share Balance 3/31/14	Purchases	Sales	Share Balance 9/30/14	Realized Gain (Loss)	Dividend Income	Value at 9/30/14	Acquisition Cost
3,179,734	544,164	—	3,723,898	—	$—	$39,771,232	$37,979,929

4. Purchases and Sales

During the six months ended September 30, 2014, purchases of investment securities other than U.S. Government obligations and short-term investments for Small Cap, Quality, Emerging Markets, Risk Parity, Foreign Value, and Foreign Value Small Cap, were $51,281,104, $35,153,492, $48,640,505, $16,483,003, $224,406,450, and $106,776,190 respectively. Sales of such securities for the Funds were $57,538,673, $36,478,964, $47,136,905, $9,383,496, $43,747, and $7,009,911 respectively.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds’ Transfer Agent through ICI Mutual Insurance Company (“ICI Mutual”). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300 percent of the annual premium, one-third of which was provided in cash, with each Fund’s pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk

The relatively large investments of Emerging Markets and Risk Parity in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of each Fund’s investments and the income they generate, as well as each Fund’s ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code (“IRC”) applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2014. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.
	March 31, 2014
Portfolio	Capital Loss Expires March 31, 2017	Capital Loss Expires 2018	Capital Loss Expires 2019	Capital Loss No Expiration Short Term	Capital Loss No Expiration Long Term	Total Capital Loss
Small Cap	$—	$—	$—	$—	$—	$—
Quality	—	—	—	—	—	—
Emerging Markets	—	18,933,192	—	—	—	18,933,192
Risk Parity	—	—	—	—	—	—
Foreign Value	73,956,484	131,156,114	10,547,106	—	39,035,597	254,695,301
Foreign Value Small Cap	—	—	—	452,699	2,279,694	2,732,393

As a result of the passage of the Registered Investment Company Modification Act of 2010 (“the Act”), losses incurred in fiscal year ended March 31, 2013 and beyond retain their character as short-term or long-term and have no expiration date and are utilized before capital losses incurred prior to the Act.

The Funds recognize the tax benefits of uncertain tax positions only where the position is ”more likely than not” to be sustained assuming examination by the tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2011-2013, or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts (“REITs”), mark to market on passive foreign investment companies (“PFICs”) held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.

At September 30, 2014, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:
Portfolio	Tax Cost	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized Gain (Loss)
Small Cap	$84,715,456	$20,170,997	$(3,858,773)	$16,312,224
Quality	110,447,968	18,170,847	(662,111)	17,508,736
Emerging Markets	149,320,530	14,717,628	(11,617,565)	3,100,063
Risk Parity	40,087,888	3,908,471	(2,502,090)	1,406,381
Foreign Value	1,349,640,307	301,287,851	(78,696,817)	222,591,034
Foreign Value Small Cap	228,818,902	57,107,050	(13,973,815)	43,133,235

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Six months ended September 30, 2014		Year ended March 31, 2014
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	42,210	$1,114,059	207,644	$5,277,165
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(196,824)	(5,156,095)	(822,157)	(22,348,313)
Net Change	(154,614)	(4,042,036)	(614,513)	(17,071,148)

Institutional Shares
Shares sold	15,993	$481,077	12,410	$378,835
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(20,544)	(597,940)	(13,518)	(386,202)
Net Change	(4,551)	(116,863)	(1,108)	(7,367)
Total Net Change For Fund		($4,158,899)		($17,078,515)

Quality
Ordinary Shares
Shares sold	138,042	$2,559,377	537,932	$9,087,468
Shares issued in reinvestment of distributions	—	—	63,544	1,110,117
Shares redeemed	(229,932)	(4,259,459)	(440,986)	(7,508,887)
Net Change	(91,890)	(1,700,082)	160,490	2,688,698

Institutional Shares
Shares sold	73,588	$1,424,527	408,428	$7,172,744
Shares issued in reinvestment of distributions	—	—	6,245	114,089
Shares redeemed	(76,884)	(1,493,217)	(100,210)	(1,818,592)
Net Change	(3,296)	(68,690)	314,463	5,468,241
Total Net Change For Fund		($1,768,772)		$8,156,939
Emerging Markets

Ordinary Shares
Shares sold	491,913	$11,489,817	1,175,343	$25,995,414
Shares issued in reinvestment of distributions	—	—	70,627	1,594,063
Shares redeemed	(486,650)	(11,559,910)	(1,245,560)	(27,432,553)
Net Change	5,263	(70,093)	410	156,924

Institutional Shares
Shares sold	59,332	$1,426,167	154,168	$3,421,496
Shares issued in reinvestment of distributions	—	—	9,313	212,884
Shares redeemed	(59,991)	(1,437,621)	(114,842)	(2,577,228)
Net Change	(659)	(11,454)	48,639	1,057,152
Total Net Change For Fund		($81,547)		$1,214,076

Risk Parity
Ordinary Shares
Shares sold	95,626	$1,020,692	70,156	$753,840
Shares issued in reinvestment of distributions	—	—	438	4,528
Shares redeemed	(3,881)	(43,315)	(7,285)	(74,439)
Net Change	91,745	977,377	63,309	683,929

Institutional Shares
Shares sold	547,520	$5,912,222	3,181,726	$32,122,316
Shares issued in reinvestment of distributions	—	—	17,174	178,270
Shares redeemed	—	—	(3,550)	(36,074)
Net Change	547,520	5,912,222	3,195,350	32,264,512
Total Net Change For Fund		$6,889,599		$32,948,441

Foreign Value
Ordinary Shares
Shares sold	11,899,976	$229,958,338	21,931,311	$386,244,629
Shares issued in reinvestment of distributions	—	—	374,600	6,813,973
Shares redeemed	(5,709,504)	(109,128,570)	(19,985,661)	(354,918,248)
Net Change	6,190,472	120,829,768	2,320,250	38,140,354

Institutional Shares
Shares sold	6,206,164	$119,998,211	19,059,639	$343,017,621
Shares issued in reinvestment of distributions	—	—	99,730	1,813,084
Shares redeemed	(1,950,336)	(36,881,167)	(1,105,857)	(19,315,749)
Net Change	4,255,828	83,117,044	18,053,512	325,514,956
Total Net Change For Fund		$203,946,812		$363,655,310

Foreign Value Small Cap
Ordinary Shares
Shares sold	5,402,280	$72,396,294	2,664,639	$32,447,208
Shares issued in reinvestment of distributions	—	—	94,569	1,108,351
Shares redeemed	(2,211,466)	(29,374,284)	(1,096,688)	(12,449,928)
Net Change	3,190,814	43,022,010	1,662,520	21,105,631

Institutional Shares
Shares sold	4,162,910	$55,679,509	1,783,652	$22,200,645
Shares issued in reinvestment of distributions	—	—	30,571	358,593
Shares redeemed	(284,082)	(3,795,778)	(355,757)	(4,138,242)
Net Change	3,878,828	51,883,731	1,458,466	18,420,996
Total Net Change for Fund		$94,905,741		$39,526,627

PEAR TREE FUNDS

INFORMATION FOR SHAREHOLDERS (unaudited)

Quarterly Portfolio Disclosure

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund’s portfolio holdings, you may also view the most recent monthly holdings report, semi-annual report or annual report on the Pear Tree Funds’ web site at www.peartreefunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Funds’ proxy voting policies and on how the Pear Tree Funds voted proxies related to portfolio securities for the 12-month period ended June 30, 2014 is available without charge online at www.peartreefunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, the Trust may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Fund’s transfer agent, by phone or in writing (see “For Account Information”). The mailing of separate proxy statements, prospectuses and shareholder reports will begin within 30 days after receiving your notice.

MANAGEMENT CONTRACT AND ADVISORY

CONTRACT APPROVAL (unaudited)

At an in-person meeting held on May 15, 2014, the Trustees, including the Independent Trustees, approved for an annual period the continuation of the Management Agreement and each subadvisory agreement with respect to a Fund (collectively, the “Fund Advisory Agreements”).

In considering the Fund Advisory Agreements, the Trustees received in advance of the meeting a variety of materials relating to the Funds, the Manager, and the subadvisers, including comparative performance, fee and expense information for peer groups of similar mutual funds prepared by an independent third-party provider of mutual fund data; performance information of a benchmark index for each Fund; with respect to each subadviser, comparative performance information for comparably managed accounts, as applicable; and other information provided by the Manager and each subadviser regarding the nature, extent, and quality of services provided by the Manager and the subadviser under their respective Agreements, as well as information regarding the Manager’s revenues and costs of providing services to each Fund and any compensation paid to affiliates of the Manager. Particular focus was given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Trustees note that the evaluation process with respect to the Manager and each subadviser is an ongoing one. In this regard, the Trustees also took into account discussions with management and information provided to the Trustees at prior meetings with respect to the services provided by the Manager and the subadvisers to the Funds, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the subadvisers with respect to the Funds. The Trustees also considered the nature, quality, and extent of non-advisory services, if any, to be provided to each Fund by the Manager’s affiliates, including distribution services.

Throughout the process, the Trustees asked questions of and requested additional information from the Manager and subadvisers. Throughout the process, the Independent Trustees were assisted by independent legal counsel. The Independent Trustees also received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Fund Advisory Agreements and discussed the proposed continuation of the Fund Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager, the subadvisers or Trust management were present.

Approval of Management Contract

In approving the Management Agreement with respect to each Fund, the Trustees, including the Independent Trustees, considered a variety of factors, including those discussed below. The Trustees also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Trustees’ conclusions were based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Trustees’ ongoing regular review of the Funds’ performance and operations throughout the year.

Nature, Extent, and Quality of Services. Among the information received by the Trustees from the Manager relating to the nature, extent, and quality of services provided to the Funds, the Trustees reviewed information provided by the Manager relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Manager’s compliance and regulatory history, including its Form ADV. The Trustees also noted that on a regular basis they receive and review information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Trustees also considered the Manager’s risk management processes. The Trustees considered that the Manager is responsible for the management of the day-to-day operations of the Funds, including general supervision of and coordination of the services provided by the subadvisers, and that the Manager is also responsible for monitoring and reviewing the activities of the subadvisers and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Manager, the Trustees also took into account their knowledge of the Manager’s management and the quality of the performance of the Manager’s duties through Trustees’ meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust.

In the course of their deliberations regarding the Management Agreement, the Trustees considered, among other things: (a) the skills and competency with which the Manager has in the past managed the Trust’s affairs and its subadvisory relationships, the Manager’s oversight and monitoring of the subadvisers’ investment performance and compliance programs, such as each subadviser’s compliance with applicable Fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Manager’s timeliness in responding to performance issues; (b) the background, qualifications and skills of the Manager’s personnel; (c) the Manager’s compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments; (d) the Manager’s administrative capabilities, including its ability to supervise the other service providers for the Trust; (e) the financial condition of the Manager and whether it has the financial wherewithal to provide a high level and quality of services to the Trust; and (f) the Manager’s reputation and experience in serving as an investment adviser to the Trust.

The Trustees concluded that the Manager may reasonably be expected to continue to provide a high quality of services under the Management Agreement with respect to each Fund.

Investment Performance. In considering each Fund’s performance (other than Risk Parity Fund, which the Trustees determined that, because it was new, had an insufficient performance history for them to consider), the Trustees noted that they review at their regularly scheduled meetings information about the Funds’ performance results. In connection with the consideration of the Management Agreement, the Trustees: (a) reviewed information prepared by management regarding each Fund’s performance; (b) considered the comparative performance of a benchmark; (c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of mutual fund data (such report included a Fund’s ranking within a smaller group of peer funds and a Fund’s ranking within broader groups, or universes, of funds; and (d) took into account the Manager’s analysis of each Fund’s performance and its plans and recommendations regarding the Funds’ subadvisory arrangements generally.

The Trustees noted that for the most recent one-, three-, five-, and ten-year periods ended December 31, 2013:

•	Emerging Markets Fund was in the second, third, or fourth quintile of its performance group, and in the third or fourth quintile of its performance universe;

•	Foreign Value Fund was in the first or second quintile of each of its performance group and performance universe;

•	Foreign Value Small Cap Fund was in the second, third, or fifth quintile of its performance group, but in the first or third quintile of its performance universe over the same periods;

•
Quality Fund was in the first or second quintile of its performance group and performance universe over the most recent three-year period, that is, approximately the time when Quality Fund changed its investment strategy and investment subadviser to the current strategy and manager; and

•	Small Cap Fund was in the second or third quintile of its performance group, and fourth quintile of its performance universe.

The Trustees concluded that the performance of each Fund has generally been in line with or outperformed the historical performance of comparable funds.

Fees and Expenses. The Trustees reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, each Fund’s actual management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the Fund. The Trustees considered each Fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the Fund’s ranking within a broader universe of funds.

The Trustees noted that at December 31, 2013:

•	Emerging Markets Fund’s actual management fees were slightly lower than its peer group median, and that its total expenses were slightly higher than its peer group median;

•	Foreign Value Fund’s actual management fees were slightly higher than its peer group median, and that its total expenses were higher than its peer group median;

•	Foreign Value Small Cap Fund’s actual management fees were lower than its peer group median, and that its total expenses were slightly higher than its peer group median;

•	Quality Fund’s actual management fees were higher than its peer group median, and that its total expenses were higher than its peer group median;

•	Risk Parity Fund’s actual management fees were substantially lower than its peer group medial, and that its total expenses were higher than its peer group median; and

•	Small Cap Fund’s actual management fees were higher than its peer group median, and that its total expenses were higher than its peer group median.

The Trustees took into account management’s discussion of each Fund’s expenses. The Trustees also took into account management’s discussion with respect to the investment management/subadvisory fee structure, including the amount of the investment management fee retained by the Manager after payment of the subadvisory fee. The Trustees noted that the Manager is currently waiving fees and/or reimbursing expenses with respect to Quality Fund. The Trustees also noted that the Manager pays the subadvisory fees of each Fund, and that such fees are negotiated at arm’s length with respect to the subadviser. The Trustees also noted management’s discussion of each Fund’s expenses, as well as certain actions taken over the past several years to reduce the Funds’ operating expenses. The Trustees considered any differences between the Manager’s and subadviser’s services to the Fund and the services they provide to other comparable clients or funds. The Trustees concluded that the advisory fee paid to the Manager with respect to each Fund is reasonable.

Profitability/Indirect Benefits. In considering the costs of the services to be provided and the profits to be realized by the Manager and its affiliates from the Manager’s relationship with the Trust, the Trustees: (a) reviewed financial information of the Manager; (b) reviewed and considered an analysis presented by the Manager regarding the net profitability to the Manager and its affiliates with respect to each Fund; (c) received and reviewed profitability information with respect to the Pear Tree Funds complex as a whole; (d) received information with respect to the Manager’s allocation methodologies used in preparing the profitability data; (e) considered that the Manager also provides administrative services to the Fund pursuant to an administrative services agreement; (f) noted that the Trust’s distributor also receives Rule 12b-1 payments to support distribution of the Funds; (g) noted that the Manager also derives reputational and other indirect benefits from providing advisory services to the Funds; (h) noted that the subadvisory fees for each Fund are paid by the Manager and are negotiated at arm’s length; and (i) considered that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Manager.

Based upon its review, the Trustees concluded that the level of profitability, if any, of the Manager and its affiliates from their relationship with each Fund and the Funds, taken as a whole, was reasonable and not excessive.

Economies of Scale. In considering the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders, the Trustees: (a) took into account management’s discussion of each Fund’s advisory fee structure, and (b) considered the effect of each Fund’s growth in size on its performance and fees. The Trustees also noted that if Fund assets increase over time, each Fund may realize other economies of scale, such as lower fees for administration and legal services.

Approval of Subadvisory Agreements

In making its determination with respect to approval of each subadvisory agreement, the Trustees reviewed: (a) information relating to each subadviser’s business, including current subadvisory services to each Fund managed by the subadviser; (b) the historical and current performance of the Fund that is the subject of the subadvisory agreement, and comparative performance information relating to a benchmark and comparable funds; (c) the subadvisory fee for the Fund, including any breakpoints, and comparative fee information, where available, prepared by an independent third-party provider of mutual fund data; and (d) information relating to the nature and scope of any material relationships and their significance to the Manager and the applicable subadviser.

Nature, Extent, and Quality of Services. With respect to the services provided by each subadviser, the Trustees received information provided to the Trustees by the subadviser, including the subadviser’s Form ADV, as well as took into account information presented throughout the past year. The Trustees considered the subadviser’s current level of staffing and its overall resources, as well as received information relating to the subadviser’s compensation program. The Trustees reviewed the subadviser’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the subadviser’s investment and compliance personnel who provide services to each Fund managed by that subadviser. The Trustees also considered, among other things, the subadviser’s compliance program and any disciplinary history. The Trustees also considered the subadviser’s risk assessment and monitoring process. The Trustees reviewed the subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Trustees noted that the Manager conducts regular, periodic reviews of the subadviser and its operations, including regarding investment processes and organizational and staffing matters. The Trustees also noted that the Trust’s Chief Compliance Officer conducts regular, periodic compliance reviews with the subadviser and presents reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the subadviser and procedures reasonably designed by it to assure compliance with the federal securities laws. The Trustees also took into account the financial condition of each subadviser.

The Trustees considered each subadviser’s investment process and philosophy. The Trustees took into account that the subadviser’s responsibilities include the development and maintenance of an investment program for each Fund that it manages that is consistent with the Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Trustees also received information with respect to the subadviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadviser Compensation. In considering the cost of services to be provided by each subadviser and the profitability to the subadviser of its relationship with each Fund managed by that Subadviser, the Trustees noted that the fees under each subadvisory agreement are paid by the Manager and not the Funds.

The Trustees also relied on the ability of the Manager to negotiate the subadvisory agreement with each subadviser, none of which is affiliated with the Manager, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by a subadviser from its relationship with the Trust were not a material factor in the Trustees’ consideration of the subadvisory agreement.

The Trustees also received information and took into account any other potential conflicts of interest the Manager might have in connection with any subadvisory agreement.

In addition, the Trustees considered other potential indirect benefits that a subadviser and its affiliates may receive from the subadviser’s relationship with the Funds, such as reputational benefits.

Subadvisory Fees. The Trustees considered that each Fund pays an advisory fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Fund’s subadviser. The Trustees also took into account the subadvisory fees paid by the Manager to each subadviser with respect to the Fund to fees charged by the Fund’s subadviser to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadviser Performance. As noted above, the Trustees considered each Fund’s (other than Risk Parity Fund’s) performance as compared to the Fund’s peer group and a benchmark and noted that the Trustees review information about each Fund’s performance results at its regularly scheduled meetings. The Trustees noted the Manager’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the subadvisers. The Trustees were mindful of the Manager’s focus on each subadviser’s performance. The Trustees also noted the subadviser’s long-term performance record for similar accounts, as applicable.

The Trustees’ decision to approve each subadvisory agreement was based on a number of determinations, including the following: (a) each subadviser has extensive experience and demonstrated skills as a manager; (b) except as noted above, the performance of each Fund generally has been in line with or outperformed the historical performance of comparable funds and a benchmark and each Fund’s overall performance is satisfactory; and (c) the subadvisory fees are reasonable in relation to the level and quality of services being provided.

* * *

Based on the Trustees’ evaluation of all factors that the Trustees deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, concluded that renewal of each Fund Advisory Agreement would be in the best interest of each Fund and its shareholders. Accordingly, the Trustees, and the Independent Trustees voting separately, approved each Fund Advisory Agreement for an additional one-year period.

NOTES

NOTES

NOTES

NOTES

SERVICE PROVIDERS
Manager	Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01772
Subadvisers
Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA 02210
Polaris Capital Management, LLC, 121 High Street,
Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Custodian	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Fund Accountant	State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111
Transfer Agent	Pear Tree Institutional Services, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103
Legal Counsel	Nutter, McClennen & Fish, Seaport West, 155 Seaport Boulevard, Boston, MA 02210
For Account Information
For Pear Tree Funds information, contact your financial adviser or, if you receive account statements directly from Pear Tree Funds, you can also call 1-800-326-2151. Telephone representatives are available from 8:30 a.m. to 4:30 p.m. Eastern Time. Or visit our website, www.peartreefunds.com

ITEM 2.                     Code of Ethics

                                    Not applicable for report period.

ITEM 3.                     Audit Committee Financial Expert

                                    Not applicable for report period.

ITEM 4.                     Principal Accountant Fees and Services

                                    Not applicable for report period.

ITEM 5.                     Audit Committee of Listed Registrants

                                    Not applicable.

ITEM 6.                      Schedule of Investments

                                    Not applicable.

ITEM 7.                      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

                                     Not applicable.

ITEM 8.                      Portfolio Managers of Closed-End Management Investment Companies.

                                     Not applicable.

ITEM 9.                      Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

                                    Not applicable.

ITEM 10                    Submission of Matters to a Vote of Security Holders

                                    Not applicable.

ITEM 11.                 Controls and Procedures

 (a)     The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                      Exhibits

(a)              Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)	Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pear Tree Funds

By /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Willard L. Umphrey
Willard L. Umphrey, President

Date:  November 26, 2014

By /s/ Leon Okurowski
Leon Okurowski, Treasurer

Date: November 26, 2014